Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
TAX-EXEMPT HIGH INCOME FUND

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2007


RIVERSOURCE TAX-EXEMPT HIGH INCOME
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH A HIGH YIELD GENERALLY EXEMPT
FROM FEDERAL INCOME TAXES.

LETTER TO SHAREHOLDERS
In this report and going forward, Stephen Lewis, Chairman of the RiverSource Funds' Boards (Boards), and Patrick Bannigan, President of RiverSource Funds, are co-authors of this letter to shareholders. Information about them is highlighted below:

- Stephen Lewis, Chairman of the Boards, is President Emeritus and Professor of Economics at Carleton College.

- Patrick Bannigan, President of RiverSource Funds, is Senior Vice President -- Asset Management for RiverSource Investments, LLC. Before joining RiverSource Investments in 2006, he was Managing Director and Global Head of Product at Morgan Stanley Investment Management.

Dear Fellow RiverSource Funds Shareholder:

As newly appointed in our respective roles as Chairman of the Boards and President of RiverSource Funds, we are committed to continuing the successful leadership efforts of Ted Truscott, a member of the Boards and Chief Investment Officer of RiverSource Investments, LLC; and Governor Arne Carlson, who served as Chairman of the Boards for eight years and will continue to serve on the Boards.

As RiverSource Funds shareholders, we want our investments to deliver consistent, competitive investment performance that can help us achieve our financial goals. We are sure you feel the same way. We are pleased to report that the investment management teams at RiverSource Investments have delivered on our expectations. As a result, many of our funds are receiving positive recognition in the financial media.

When discussing your financial plans with your advisor, we encourage you to take a long-term view. The economy is cyclical and markets are inherently volatile, so there will be periods when economic or market conditions may appear to throw a wrench into any portfolio. A diversified mutual fund portfolio and an experienced financial advisor can help keep your plan on track and also keep your expectations in line with current market realities.

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THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

Being an informed investor is a key component to your overall investing success. The information contained in this report can help "connect the dots" so you can see how your fund performed in the context of the broader market. While this shareholder report looks back over a specific period of time, current performance information is always available online at riversource.com/funds.

We value your connection with RiverSource Funds and strive to provide the performance, service and information that can help move you closer to your financial goals.

/s/ STEPHEN R. LEWIS, JR.
Stephen R. Lewis, Jr.
Chairman of the Boards

/s/ PATRICK T. BANNIGAN

Patrick T. Bannigan
President, RiverSource Funds

Past performance does not guarantee future results.

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                                  THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

Fund Expenses Example...............     11

Investments in Securities...........     13

Financial Statements................     43

Notes to Financial Statements.......     46

Approval of Investment Management
   Services Agreement...............     62

Proxy Voting........................     64

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

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 2 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

FUND SNAPSHOT AT MAY 31, 2007

FUND OBJECTIVE

RiverSource Tax-Exempt High Income Fund seeks to provide shareholders with a high yield generally exempt from federal income taxes.

QUALITY BREAKDOWN

Percentage of bond portfolio assets

                                  (PIE CHART)

Non-investment grade bonds                                      2.7%
A bonds                                                         9.4%
AA bonds                                                       16.9%
BBB bonds                                                      19.3%
Non-rated bonds                                                 1.7%
AAA bonds                                                      50.0%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 4.6% of the bond portfolio assets were determined through internal analysis.

TOP TEN STATES/TERRITORIES

Percentage of portfolio assets

California                           19.7%
New York                             11.3%
New Jersey                            5.3%
Puerto Rico                           4.6%
Minnesota                             3.9%
Massachusetts                         3.7%
North Carolina                        3.5%
Michigan                              3.3%
Illinois                              3.0%
Ohio                                  3.0%

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

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            RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  3

FUND SNAPSHOT AT MAY 31, 2007

STYLE MATRIX


        DURATION
SHORT    INT.     LONG
                  X        HIGH
                  X        MEDIUM        QUALITY
                           LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGER

                           YEARS IN INDUSTRY
Rick LaCoff*                      15

* The Fund is managed by a team of portfolio managers led by Rick LaCoff.

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     INHYX          05/07/79
Class B                     IHYBX          03/20/95
Class C                     AHECX          06/26/00
Total net assets                        $2.934 billion
Number of holdings                              514
Effective maturity(1)                          17.5
Effective duration(2)                     6.6 years
Weighted average bond rating(3)                 AA-

(1) EFFECTIVE MATURITY measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

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 4 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                  For the six-month period ended May 31, 2007

                                  (BAR CHART)

RiverSource Tax-Exempt High Income Fund Class A
  (excluding sales charge)                             +0.16%

Lehman Brothers 3-Plus Year Municipal Bond
  Index(1) (unmanaged)                                 +0.17%

Lipper General Municipal Debt Funds Index(2)           +0.26%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

(1) The Lehman Brothers 3-Plus Year Municipal Bond Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                     TOTAL   NET EXPENSES(A)
Class A                                              1.08%        1.05%
Class B                                              1.84%        1.81%
Class C                                              1.84%        1.81%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs) will not exceed 0.79% for Class A, 1.55% for Class B and 1.55% for Class C.

--------------------------------------------------------------------------------

            RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MAY 31, 2007
                                                                                           SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 5/7/79)           +0.16%     +4.51%   +4.28%    +4.22%     +4.74%     +6.79%
 Class B (inception 3/20/95)          -0.22%     +3.72%   +3.49%    +3.43%     +3.95%     +4.37%
 Class C (inception 6/26/00)          -0.44%     +3.73%   +3.49%    +3.43%       N/A      +4.22%
 Class Y (inception 3/20/95)          +0.24%     +4.93%   +4.43%    +4.36%     +4.87%     +5.31%

WITH SALES CHARGE
 Class A (inception 5/7/79)           -4.59%     -0.44%   +2.61%    +3.21%     +4.23%     +6.61%
 Class B (inception 3/20/95)          -5.13%     -1.28%   +2.23%    +3.08%     +3.95%     +4.37%
 Class C (inception 6/26/00)          -1.42%     +2.73%   +3.49%    +3.43%       N/A      +4.22%

AT JUNE 30, 2007
                                                                                           SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 5/7/79)           -0.07%     +4.51%   +3.95%    +3.87%     +4.56%     +6.75%
 Class B (inception 3/20/95)          -0.44%     +3.72%   +3.16%    +3.09%     +3.77%     +4.29%
 Class C (inception 6/26/00)          -0.44%     +3.72%   +3.16%    +3.08%       N/A      +4.08%
 Class Y** (inception 3/20/95)          N/A        N/A      N/A       N/A        N/A        N/A

WITH SALES CHARGE
 Class A (inception 5/7/79)           -4.81%     -0.44%   +2.27%    +2.87%     +4.05%     +6.57%
 Class B (inception 3/20/95)          -5.34%     -1.28%   +1.90%    +2.74%     +3.77%     +4.29%
 Class C (inception 6/26/00)          -1.42%     +2.72%   +3.16%    +3.08%       N/A      +4.08%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase.

 * Not annualized.

** At June 9, 2007, Class Y Shares were liquidated.

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 6 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Rick LaCoff discusses the Fund's results and positioning for the six months ended May 31, 2007.

Q: How did RiverSource Tax-Exempt High Income Fund perform for the first half of the fiscal year?

A: RiverSource Tax-Exempt High Income Fund's Class A Shares (excluding sales charge) gained 0.16% for the six months ended May 31, 2007. The Fund nearly tracked the Lehman Brothers 3-Plus Year Municipal Bond Index (Lehman 3-Plus Index), which rose 0.17% for the period. The Fund underperformed the Lipper General Municipal Debt Funds Index (Lipper Index), representing the Fund's peer group, which advanced 0.26% for the same time frame.

Q: What factors most significantly affected performance during the semiannual period?

A: Performance of the tax-exempt fixed income market was muted, as tax-exempt yields moved higher across the yield curve, or spectrum of maturities, for the semiannual period overall. The path higher, however, was subject to fits and starts. For example, tax-exempt yields rose in December and January on the back of mixed economic data and a seeming lack of concern about inflation, even though numbers came in outside of the Federal Reserve Board (the Fed's) stated comfort zone. Then, the China-induced equity market sell-off in late February, combined with sub-prime mortgage concerns and weak economic data, sparked a rally, and tax-exempt yields fell along with Treasury rates. By May, investors began to realize en masse that inflation pressures were too high -- and prospects for economic growth just strong enough -- to keep the Fed from cutting rates. The reversal of Fed easing expectations caused tax-exempt rates -- and Treasury yields -- to rise during the month.

   The biggest positive contributor to the Fund's semiannual performance was its duration positioning. The Fund maintained a shorter duration than the Lehman 3-Plus Index throughout the period, which helped as rates rose for the six months overall. Duration is a measure of the Fund's sensitivity to changes in interest rates.

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            RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  7

QUESTIONS & ANSWERS

   A significant allocation to non-enhanced municipal tobacco bonds also helped the Fund's results, as this sector was one of the best performing within the tax-exempt bond market for the period. Of particular support were two major refundings that took place within the sector -- one in New Jersey and one in California -- during the period, both of which the Fund participated in. Indeed, exposure to bonds that were advance refunded across a variety of tax-exempt bond sectors boosted the Fund's six-month returns. Advance refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value -- sometimes significantly.

   THE FUND MAINTAINED A SHORTER DURATION THAN THE LEHMAN 3-PLUS INDEX THROUGHOUT THE PERIOD, WHICH HELPED AS RATES ROSE FOR THE SIX MONTHS OVERALL.

   Another positive contributing factor to Fund performance during this period was participation in a new structure available in the municipal bond market known as a PLN (Percentage of Libor Note). (Libor is the London Interbank Offered Rate, the rate that the most credit-worthy international banks charge each other for large loans.) The PLN is a quarterly reset Libor-based floating rate security that pays an interest rate equal to a percentage of the three-month Libor plus a set yield premium. These new PLNs provide potential yield enhancement to a portfolio and have less sensitivity to changes in interest rates than traditional coupon bonds.

--------------------------------------------------------------------------------

 8 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

   The Fund underperformed the Lehman 3-Plus Index due primarily to yield curve positioning, that is, the way the Fund was positioned to respond to changes in short-term vs. intermediate-term interest rates. There was a modest steepening of the tax-exempt yield curve during the period, meaning long-term interest rates rose more than short-term interest rates. Thus, the Fund's modest position in short-term bonds, which performed best during the semiannual period, and its emphasis on intermediate-term bonds, which underperformed, detracted from results relative to the Lehman 3-Plus Index. Remember, as yields rise, the prices of bonds correspondingly decline. Allocations to health care municipal bonds and discount housing bonds also detracted from the Fund's results, as both of these sectors came under pressure during the period.

Q: What changes did you make to the Fund and how is it currently positioned?

A: As mentioned above, we added PLNs, the new municipal bond security structure, to the Fund's portfolio during the period. We also increased the Fund's exposure to non-enhanced tobacco municipal bonds. We increased the Fund's holdings in single-family housing bonds, as this sector continued to offer an attractive yield during the period. We also added to the Fund's position in PAC bonds, or planned amortization class bonds. A PAC bond directs principal payments in accordance with a predetermined payment schedule, with prior claim to the cash flow contributions before other bond classes. The PAC is therefore considered a bond class with the most stable cash flow and the lowest prepayment risk. Finally, we reduced the Fund's position in longer-term bonds and added exposure to bonds with maturities in the intermediate segment of the yield curve.

--------------------------------------------------------------------------------

            RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  9

QUESTIONS & ANSWERS

   WE INCREASED THE FUND'S HOLDINGS IN SINGLE-FAMILY HOUSING BONDS, AS THIS SECTOR CONTINUED TO OFFER AN ATTRACTIVE YIELD DURING THE PERIOD.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: From a broad perspective, we are closely watching any shifts in Fed bias. At the same time, we expect the Fed to keep short-term interest rates on hold through the remainder of the year, as we anticipate economic growth to pick up in the latter half of 2007. Inflation will be a key indicator to monitor going forward. Of course, in the tax-exempt bond market, supply and demand are always important factors to analyze as well.

   During the next few months, we believe that tax-exempt bond rates may continue to rise moderately at higher rates and we expect to lengthen the Fund's duration toward a more neutral position versus the Lehman 3-Plus Index. As we also anticipate the tax-exempt yield curve to steepen further in the months ahead, we expect to maintain the Fund's focus on intermediate-term securities, particularly 10-year maturities, as we believe this segment of the yield curve may offer the most attractive value. We also expect to further increase the Fund's allocation to non-enhanced tobacco municipal bonds should fundamentals within this sector continue to improve and a few major court cases get settled as anticipated. We will maintain the Fund's relatively conservative coupon structure, with an emphasis on premium coupon bonds, which are less interest rate sensitive than lower coupon structures.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  11

                              BEGINNING        ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       ANNUALIZED
                            DEC. 1, 2006    MAY 31, 2007    THE PERIOD(A)   EXPENSE RATIO(C)
 Class A
   Actual(b)                   $1,000         $1,001.60         $5.29            1.06%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.65         $5.34            1.06%
 Class B
   Actual(b)                   $1,000         $  997.80         $9.02            1.81%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.91         $9.10            1.81%
 Class C
   Actual(b)                   $1,000         $  995.60         $9.01            1.81%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.91         $9.10            1.81%
 Class Y(d)
   Actual(b)                   $1,000         $1,002.40         $4.49(e)          .90%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.44         $4.53(e)          .90%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2007: +0.16% for Class A, -0.22% for Class B, -0.44% for Class C and +0.24% for Class Y.
(c) Annualized expense ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income. The ratios excluding interest and fee expense were 0.79% for Class A, 1.54% for Class B, 1.54% for Class C and 0.63% for Class Y. See Notes 1 and 9 to the financial statements.
(d)  At June 9, 2007, Class Y shares were liquidated.
(e) The following changes have been implemented for Class Y: terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs) will not exceed 0.64% for Class Y. Any amounts waived will not be reimbursed by the Fund. These changes were effective Dec. 11, 2006. If these changes had been in place for the entire six month period ended May 31, 2007, the actual and hypothetical expenses paid for Class Y would have been $4.54 and the hypothetical expenses paid for Class Y would have been $4.58.

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 12 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

MAY 31, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

MUNICIPAL BONDS (92.3%)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
ALABAMA (1.0%)
Birmingham Waterworks & Sewer Board
 Prerefunded Revenue Bonds
 Series 2002B (MBIA)
  01-01-33                           5.25%       $4,000,000             $4,261,800
City of Huntsville
 Unlimited General Obligation
 Refunding Warrants
 Series 2002D
  11-01-14                           5.50         3,425,000              3,724,071
City of Mobile
 Unlimited General Obligation Warrants
 Series 2001 (AMBAC)
  02-15-12                           4.75         1,000,000              1,034,790
County of Jefferson
 Revenue Bonds
 Series 2004A
  01-01-22                           5.50         8,750,000              9,371,163
  01-01-23                           5.25         7,500,000              7,877,625
Montgomery Medical Clinic Board
 Revenue Bonds
 Jackson Hospital & Clinic
 Series 2006
  03-01-21                           5.13         3,750,000              3,835,875
                                                                   ---------------
Total                                                                   30,105,324
----------------------------------------------------------------------------------

ALASKA (0.1%)
Alaska Energy Authority
 Refunding Revenue Bonds
 Bradley Lake
 3rd Series 1999 (FSA)
  07-01-14                           6.00         2,000,000              2,238,980
State of Alaska
 Refunding Revenue Bonds
 Series 2006A (MBIA) A.M.T.
  10-01-14                           5.00         1,500,000              1,577,775
                                                                   ---------------
Total                                                                    3,816,755
----------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)

ARIZONA (0.7%)
Arizona Health Facilities Authority
 Revenue Bonds
 Phoenix Childrens Hospital
 Series 2007B
  02-01-42                           4.61%       $7,500,000(m)          $7,529,325
Maricopa County Industrial Development Authority
 Revenue Bonds
 Catholic Healthcare West
 Series 2004A
  07-01-23                           5.38         2,500,000              2,634,250
  07-01-26                           5.50         5,000,000              5,271,950
Phoenix Civic Improvement Corporation
 Refunding Revenue Bonds
 Junior Lien
 Series 2001 (FGIC)
  07-01-12                           5.00         1,800,000              1,891,962
Tucson
 Refunding Revenue Bonds
 Series 2002 (FGIC)
  07-01-13                           5.50         2,380,000              2,586,727
  07-01-14                           5.50         1,500,000              1,634,100
                                                                   ---------------
Total                                                                   21,548,314
----------------------------------------------------------------------------------

ARKANSAS (0.2%)
County of Washington
 Revenue Bonds
 Construction Regional Medical Center
 Series 2005A
  02-01-35                           5.00         5,250,000              5,299,508
----------------------------------------------------------------------------------

CALIFORNIA (18.1%)
Abag Finance Authority for Nonprofit Corporations
 Revenue Bonds
 San Diego Hospital Association
 Series 2001A
  08-15-20                           6.13         3,750,000              4,002,638

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  13

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
CALIFORNIA (CONT.)
California Educational Facilities Authority
Revenue Bonds
University of South California
Series 2007A
  10-01-37                           4.75%       $2,000,000             $2,045,780
California Health Facilities Financing Authority
 Refunding Revenue Bonds
 Cedars-Sinai Medical Center
 Series 2005
  11-15-18                           5.00         2,200,000              2,296,932
  11-15-34                           5.00         1,000,000              1,018,590
California Health Facilities Financing Authority
 Revenue Bonds
 Catholic Healthcare West
 Series 2004G
  07-01-23                           5.25         4,790,000              5,002,437
California Health Facilities Financing Authority
 Revenue Bonds
 Kaiser Permanente
 Series 2006A
  04-01-39                           5.25         3,000,000              3,122,220
California Health Facilities Financing Authority
 Revenue Bonds
 Lucile Salter Packard Hospital
 Series 2003C (AMBAC)
  08-15-25                           5.00         6,340,000              6,564,753
California Housing Finance Agency
 Revenue Bonds
 Home Mortgage
 Series 2006H (FGIC) A.M.T.
  08-01-30                           5.75         9,000,000              9,581,760
California Housing Finance Agency
 Revenue Bonds
 Home Mortgage
 Series 2006K A.M.T.
  08-01-41                           4.80         3,500,000              3,442,040
  02-01-42                           5.50        13,500,000             14,242,230
California Pollution Control Financing Authority
 Revenue Bonds
 Waste Management Incorporated Project
 Series 2005C A.M.T.
  11-01-23                           5.13         1,000,000              1,030,460

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
CALIFORNIA (CONT.)
California Statewide Communities Development Authority
 Revenue Bonds
 Kaiser Permanente
 Series 2006B
  03-01-45                           5.25%       $9,500,000             $9,849,505
California Statewide Communities Development Authority
 Revenue Bonds
 Kaiser Permanente
 Series 2007B
  04-01-36                           4.36         3,600,000(m)           3,603,492
California Statewide Communities Development Authority
 Revenue Bonds
 Sutter Health
 Series 2002B
  08-15-28                           5.50         4,000,000              4,236,320
Chabot-Las Positas Community College District
 Unlimited General Obligation Bonds
 Capital Appreciation
 Election of 2004
 Zero Coupon
 Series 2006B (AMBAC)
  08-01-18                           4.65         1,500,000(l)             916,170
City of Azusa
 Special Tax Bonds Escrow
 Community Facilities
 Series 2007
  09-01-37                           5.00         2,845,000              2,831,600
City of Long Beach
 Refunding Revenue Bonds
 Series 2005A (MBIA) A.M.T.
  05-15-20                           5.00         2,520,000              2,627,251
  05-15-21                           5.00         5,000,000              5,202,600
City of Long Beach
 Revenue Bonds
 Series 2000A (FGIC) A.M.T.
  05-15-23                           5.25        15,195,000             15,762,381
City of San Jose
 Revenue Bonds
 Series 2001A (FGIC)
  03-01-31                           5.00         5,690,000              5,827,812

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
CALIFORNIA (CONT.)
Foothill-De Anza Community College District
Unlimited General Obligation Bonds
Series 2007A (AMBAC)
  08-01-27                           5.00%       $1,500,000             $1,578,015
Golden State Tobacco Securitization Corporation
 Asset-backed Revenue Bonds
 Series 2007A-1
  06-01-27                           4.50        23,700,000             23,150,396
  06-01-33                           5.00        20,325,000             20,066,262
  06-01-47                           5.75        48,500,000             51,311,059
Golden State Tobacco Securitization Corporation
 Enhanced Revenue Bonds
 Series 2005A (AMBAC)
  06-01-45                           5.00         7,750,000              7,991,878
Golden State Tobacco Securitization Corporation
 Prerefunded Revenue Bonds
 Series 2003A-1
  06-01-39                           6.75         5,750,000              6,617,733
  06-01-40                           6.63         5,100,000              5,835,879
Golden State Tobacco Securitization Corporation
 Revenue Bonds
 Series 2003A-1
  06-01-33                           6.25         5,265,000              5,763,911
Lake Elsinore Public Financing Authority
 Revenue Bonds
 Series 1997F
  09-01-20                           7.10         6,850,000              7,018,510
Lammersville School District Community Facilities District
 Special Tax Bonds
 #2002 Mountain House
 Series 2006
  09-01-35                           5.13           875,000                881,659
Lincoln Public Financing Authority
 Special Tax Bonds
 Sub Series 2007B
  09-01-19                           4.63         1,600,000              1,582,960
  09-01-22                           4.75         2,120,000              2,092,694
  09-01-34                           5.00         3,600,000              3,547,044
Los Angeles Department of Water & Power
 Revenue Bonds
 Series 2003A (FGIC)
  07-01-43                           5.00        11,750,000             12,104,733

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
CALIFORNIA (CONT.)
Los Angeles Harbor Department
 Refunding Revenue Bonds
 Series 2006A (MBIA) A.M.T.
  08-01-13                           5.00%       $4,415,000             $4,646,169
  08-01-16                           5.00         8,000,000              8,506,880
Los Angeles Unified School District
 Unlimited General Obligation Refunding Bonds
 Series 2002 (MBIA)
  07-01-16                           5.75         5,000,000              5,688,650
Moreno Valley Unified School District
 Community Facilities District
 Special Tax Bonds
 Series 2007-3
  09-01-37                           5.00         2,250,000              2,249,820
Northern California Power Agency
 Prerefunded Revenue Bonds
 Geothermal Project #3
 Series 1987A
  07-01-09                           5.00        13,535,000             13,698,909
Orange Unified School District Community Facilities District
 Special Tax Bonds
 Del Rio School Facilities
 Series 2007-2
  09-01-37                           5.00         1,000,000              1,000,000
Roseville Natural Gas Finance Authority
 Revenue Bonds
 Series 2007
  02-15-24                           5.00         5,880,000              6,222,157
  02-15-25                           5.00         1,365,000              1,445,849
  02-15-26                           5.00         3,030,000              3,212,042
San Diego Unified School District
 Unlimited General Obligation Refunding Bonds
 Election of 1998
 Series 2002D (FGIC)
  07-01-27                           5.00         8,000,000              8,398,720
San Francisco City & County Airports Commission
 Revenue Bonds
 2nd Series 2000-26A (FGIC) A.M.T.
  05-01-22                           5.25        14,150,000             14,724,632

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  15

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
CALIFORNIA (CONT.)
San Jose Redevelopment Agency
Refunding Tax Allocation Bonds
Merged Area Redevelopment Project
Series 2004A (MBIA)
  08-01-18                           4.54%       $5,000,000             $5,141,250
State of California
 Prerefunded Unlimited General Obligation Bonds
 Series 2000
  12-01-23                           5.25         1,860,000              1,952,293
State of California
 Prerefunded Unlimited General Obligation Bonds
 Series 2000 (MBIA)
  12-01-21                           5.25         1,865,000              1,958,791
State of California
 Prerefunded Unlimited General Obligation Bonds
 Series 2000 (MBIA)
  12-01-21                           5.25         2,285,000              2,394,589
State of California
 Prerefunded Unlimited General Obligation Bonds
 Series 2001
  03-01-31                           5.13         7,000,000              7,334,950
State of California
 Prerefunded Unlimited General Obligation Bonds
 Series 2004 (FGIC)
  02-01-33                           5.00         2,500,000              2,671,800
State of California
 Prerefunded Unlimited General Obligation Bonds
 Series 2004
  04-01-29                           5.30         5,584,000              6,068,915
State of California
 Unlimited General Obligation Bonds
 Series 2003
  02-01-17                           5.25        16,735,000             17,827,962
  02-01-21                           5.25         2,500,000              2,659,075
  02-01-29                           5.25         5,000,000              5,261,550
  02-01-32                           5.00         8,835,000              9,108,002
State of California
 Unlimited General Obligation Bonds
 Series 2003 (MBIA)
  02-01-26                           5.25        15,000,000             15,823,350

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
CALIFORNIA (CONT.)
State of California
 Unlimited General Obligation Bonds
 Series 2004
  03-01-14                           5.25%       $5,830,000             $6,259,963
  03-01-28                           5.00        15,470,000             16,000,312
State of California
 Unlimited General Obligation Bonds
 Series 2004A
  07-01-14                           5.25         7,480,000              8,093,884
State of California
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2003
  11-01-22                           5.00         5,000,000              5,193,950
  11-01-23                           5.13         5,000,000              5,248,600
  11-01-24                           5.13         8,000,000              8,388,640
  11-01-29                           5.25         5,375,000              5,688,900
State of California
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2005
  06-01-28                           5.00         6,255,000              6,488,374
State of California
 Unlimited General Obligation Bonds
 Zero Coupon
 Series 1991-33 (MBIA)
  10-01-11                           3.83        20,800,000(l)          17,579,536
State of California
 Unlimited General Obligation Refunding Bonds
 Series 2005
  05-01-23                           5.00        18,500,000             19,258,684
State of California
 Unrefunded Unlimited General Obligation Bonds
 Series 2001
  03-01-31                           5.13           500,000                515,640
State of California
 Unrefunded Unlimited General Obligation Bonds
 Series 2004
  04-01-29                           5.30             6,000                  6,388
Tobacco Securitization Authority of Southern California
 Revenue Bonds
 Series 2006-A1
  06-01-37                           5.00        20,435,000             20,158,922

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
CALIFORNIA (CONT.)
Turlock Irrigation District
Certificate of Participation
Series 2003A (MBIA)
  01-01-33                           5.00%       $4,450,000             $4,591,644
Walnut Energy Center Authority
 Revenue Bonds
 Series 2004A (AMBAC)
  01-01-29                           5.00         9,365,000              9,693,150
                                                                   ---------------
Total                                                                  533,912,646
----------------------------------------------------------------------------------

COLORADO (1.7%)
Aurora Centretech Metropolitan District
 Prerefunded Unlimited General Obligation Bonds
 Series 1993B
  12-01-23                           6.00         5,699,785(i)          10,789,978
Baptist Road Rural Transportation Authority
 Revenue Bonds
 Series 2007
  12-01-17                           4.80         1,000,000                991,540
  12-01-22                           4.95         2,000,000              1,977,820
  12-01-26                           5.00         2,000,000              1,974,500
Colorado Health Facilities Authority
 Revenue Bonds
 Evangelical Lutheran
 Series 2005
  06-01-23                           5.25         1,200,000              1,255,992
  06-01-29                           5.00         4,250,000(o)           4,305,250
Colorado Housing & Finance Authority
 Revenue Bonds
 Single Family Mortgage
 Series 2003 Cl II-A-3 A.M.T.
  05-01-32                           5.15         3,500,000              3,544,240
Loveland Special Improvement District #1
 Unlimited General Obligation Bonds
 Series 2000
  07-01-29                           7.50         5,500,000(n)           5,638,820
North Range Metropolitan District #1
 Prerefunded Limited General Obligation Bonds
 Series 2001
  12-15-31                           7.25        13,250,000             14,843,047

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
COLORADO (CONT.)
University of Colorado
 Revenue Bonds
 Series 2002A (FGIC)
  06-01-12                           5.00%       $3,300,000             $3,470,742
                                                                   ---------------
Total                                                                   48,791,929
----------------------------------------------------------------------------------

CONNECTICUT (0.9%)
Mashantucket Western Pequot Tribe
 Subordinated Special Revenue Bonds
 Series 2006A
  09-01-36                           5.50         5,000,000(d)           5,220,350
State of Connecticut
 Prerefunded Unlimited General Obligation Bonds
 Series 2002B
  06-15-16                           5.50         7,900,000              8,483,099
State of Connecticut
 Unlimited General Obligation Bonds
 Series 2001G
  12-15-10                           5.00         6,660,000              6,912,547
State of Connecticut
 Unlimited General Obligation Refunding Bonds
 Series 2001E
  11-15-15                           5.13         6,875,000              7,212,631
                                                                   ---------------
Total                                                                   27,828,627
----------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (0.5%)
Metropolitan Washington Airports Authority
 Revenue Bonds
 Series 2001A (MBIA) A.M.T.
  10-01-27                           5.50        13,790,000             14,539,073
----------------------------------------------------------------------------------

FLORIDA (2.8%)
Brevard County Health Facilities Authority
 Revenue Bonds
 Health First Incorporated Project
 Series 2005
  04-01-24                           5.00         5,000,000              5,158,000
  04-01-34                           5.00         4,250,000              4,319,445
City of Lakeland
 Prerefunded Revenue Bonds
 Lakeland Regional Health Systems
 Series 2002
  11-15-32                           5.50         9,400,000             10,207,272

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  17

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
FLORIDA (CONT.)
Crossings at Fleming Island Community Development District
Revenue Bonds
Series 1994
  10-01-19                           7.38%      $10,365,000            $10,470,723
Florida State Board of Education
 Unlimited General Obligation Refunding Bonds
 Capital Outlay
 Series 2002D
  06-01-11                           5.00         7,295,000              7,594,241
Florida State Division of Bond Finance
 Refunding Revenue Bonds
 Department of Environmental Protection
 Series 1997B (AMBAC)
  07-01-12                           6.00         2,500,000              2,740,625
Grand Haven Community Development District
 Special Assessment Bonds
 Series 2002
  11-01-07                           6.13           160,000                159,938
Greyhawk Landing Community Development District
 Special Assessment Bonds
 Series 2002B
  05-01-09                           6.25           100,000                100,669
Harbor Bay Community Development District
 Special Assessment Bonds
 Series 2001B
  05-01-10                           6.35         2,895,000              2,914,397
Heritage Harbor South Community Development District
 Special Assessment Bonds
 Capital Improvement
 Series 2002B
  11-01-08                           5.40             5,000                  5,008
Highlands County Health Facilities Authority
 Prerefunded Revenue Bonds
 Hospital -- Adventist Health
 Series 2002B
  11-15-23                           5.25        10,300,000             10,924,076

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
FLORIDA (CONT.)
Highlands County Health Facilities Authority
 Refunding Revenue Bonds
 Hospital -- Adventist Health Systems
 Series 2006G
  11-15-21                           5.13%       $2,000,000             $2,081,200
  11-15-22                           5.13         2,500,000              2,595,675
  11-15-32                           5.13         2,000,000              2,048,840
Highlands County Health Facilities Authority
 Revenue Bonds
 Hospital -- Adventist Health
 Series 2005D
  11-15-35                           5.00         8,550,000              8,637,723
Landmark at Doral Community Development District
 Special Assessment Bonds
 Series 2006B
  05-01-15                           5.20         7,500,000              7,538,250
Renaissance Communications Development District
 Special Assessment Bonds
 Series 2002B
  05-01-08                           6.25           750,000                753,450
Tampa Bay Water Utility System
 Improvement Refunding Revenue Bonds
 Series 2001A (FGIC)
  10-01-12                           4.50         5,000,000              5,100,050
                                                                   ---------------
Total                                                                   83,349,582
----------------------------------------------------------------------------------

GEORGIA (1.9%)
Appling County Development Authority
 Revenue Bonds
 Georgia Power Company Plant Hatch Project
 Series 2006 (AMBAC)
  07-01-16                           4.40        13,000,000             13,130,000
City of Atlanta
 Refunding Revenue Bonds
 Series 2003D (FGIC) A.M.T.
  01-01-16                           5.25        11,145,000             11,797,540
City of Atlanta
 Revenue Bonds
 Series 2001A (MBIA)
  11-01-39                           5.00         8,500,000              8,764,095

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
GEORGIA (CONT.)
Colquitt County Development Authority
Subordinated Revenue Bonds
Zero Coupon
Series 1991C Escrowed to Maturity
  12-01-21                           6.87%      $26,350,000(l)         $13,906,477
Fulton County Development Authority
 Revenue Bonds
 Georgia Tech Athletic Association
 Series 2001 (AMBAC)
  10-01-12                           5.50         2,385,000              2,558,723
Fulton County Development Authority
 Revenue Bonds
 Georgia Tech Foundation Funding
 Series 2002A
  11-01-13                           5.25         1,105,000              1,172,504
Main Street Natural Gas Incorporated
 Revenue Bonds
 Series 2007A
  03-15-22                           5.00         5,000,000(b)           5,284,050
                                                                   ---------------
Total                                                                   56,613,389
----------------------------------------------------------------------------------

HAWAII (0.8%)
City & County of Honolulu
 Unlimited General Obligation Refunding Bonds
 Series 1993 Inverse Floater
  09-11-08                           6.67        10,000,000(j)          10,415,600
Hawaii State Department of Budget & Finance
 Refunding Revenue Bonds
 Electric Company & Subsidiary Project
 Series 2003B (XLCA) A.M.T.
  12-01-22                           5.00        12,500,000             12,822,625
                                                                   ---------------
Total                                                                   23,238,225
----------------------------------------------------------------------------------

ILLINOIS (2.6%)
Chicago O'Hare International Airport
 Revenue Bonds
 2nd Lien Passenger Facility
 Series 2001C (AMBAC) A.M.T.
  01-01-11                           5.25         3,260,000              3,389,878
Gilberts Special Service Area #9
 Prerefunded Special Tax Bonds
 Big Timber Project
 Series 2001
  03-01-30                           7.88         3,407,000              3,942,955

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
ILLINOIS (CONT.)
Illinois Finance Authority
 Refunding Revenue Bonds
 Commonwealth Edison Company
 Series 1994 (AMBAC)
  01-15-14                           5.85%       $4,500,000             $4,965,480
Illinois Finance Authority
 Subordinated Revenue Bonds
 Regency
 Zero Coupon
 Series 1990 Escrowed to Maturity
  04-15-20                           7.75        68,000,000(l)          38,366,281
Illinois Health Facilities Authority
 Revenue Bonds
 South Suburban
 Series 1992 Escrowed to Maturity
  02-15-09                           7.00           810,000                836,965
  02-15-18                           7.00         3,025,000              3,544,907
Metropolitan Pier & Exposition Authority
 Revenue Bonds
 McCormick Place Expansion
 Series 2002A (MBIA)
  06-15-42                           5.25        13,400,000             14,062,228
State of Illinois
 Unlimited General Obligation Bonds
 1st Series 2000 (MBIA)
  12-01-20                           5.40         4,000,000              4,191,280
Tinley Park Special Service Area #3
 Special Assessment Bonds
 Series 1988
  12-01-07                          10.65           185,000                188,909
Will County Community Unit School District #365 -- Valley View
 Unlimited General Obligations Bonds
 Zero Coupon
 Series 1997B (FSA)
  11-01-16                           4.60         3,165,000(l)           2,121,246
                                                                   ---------------
Total                                                                   75,610,129
----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  19

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)

INDIANA (0.7%)
East Chicago Elementary School Building Corporation
 Refunding Revenue Bonds
 1st Mortgage
 Series 1996
  01-05-16                           6.25%       $8,000,000             $8,726,081
Indiana Health & Educational Facilities Financing Authority
 Revenue Bonds
 Clarian Health Obligation
 Series 2006A
  02-15-36                           5.00         4,375,000              4,430,081
Indiana Housing Finance Authority
 Revenue Bonds
 Series 2002A (GNMA/FNMA) A.M.T.
  01-01-33                           5.45           695,000                706,363
St. Joseph County Hospital Authority
 Revenue Bonds
 Memorial Hospital of South Bend
 Series 1980 Escrowed to Maturity
  06-01-10                           9.40           690,000                744,420
Wayne Township School Building Corporation -- Marion County
 Prerefunded Revenue Bonds
 1st Mortgage
 Series 2003A (FGIC)
  01-15-28                           5.25         4,750,000              5,100,835
                                                                   ---------------
Total                                                                   19,707,780
----------------------------------------------------------------------------------

IOWA (0.2%)
Iowa Finance Authority
 Refunding Revenue Bonds
 Correctional Facility Program
 Series 2002 (MBIA)
  06-15-13                           5.38         6,000,000              6,464,580
----------------------------------------------------------------------------------

KANSAS (0.3%)
University of Kansas Hospital Authority
 Improvement Refunding Revenue Bonds
 Health System
 Series 2006
  09-01-23                           5.00         5,000,000              5,129,850
  09-01-25                           5.00         5,000,000              5,122,300
                                                                   ---------------
Total                                                                   10,252,150
----------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)

LOUISIANA (2.5%)
Louisiana Housing Finance Agency
 Revenue Bonds
 Home Ownership Program-Go Zone
 Series 2007A-1 (GNMA/FNMA/FHLMC)
  06-01-38                           5.85%       $2,000,000             $2,158,400
Louisiana State Citizens Property Insurance Corporation
 Revenue Bonds
 Series 2006B (AMBAC)
  06-01-16                           5.00         9,500,000             10,159,490
State of Louisiana
 Revenue Bonds
 Series 2005A (FGIC)
  05-01-19                           5.25         4,505,000              4,848,461
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2001B
  05-15-30                           5.50        30,225,000             31,816,648
  05-15-39                           5.88        23,770,000             25,449,351
                                                                   ---------------
Total                                                                   74,432,350
----------------------------------------------------------------------------------

MAINE (0.1%)
Maine State Housing Authority
 Revenue Bonds
 Series 2003A-2 A.M.T.
  11-15-32                           5.00         3,000,000              3,051,240
----------------------------------------------------------------------------------

MARYLAND (0.8%)
City of Brunswick
 Special Tax Bonds
 Brunswick Crossing Special Taxing
 Series 2006
  07-01-36                           5.50         7,000,000              7,124,251
County of Baltimore
 Unlimited General Obligation Refunding Bonds
 Metropolitan District
 Series 2002
  09-01-14                           5.25         3,215,000(o)           3,442,268
County of Howard
 Unrefunded Unlimited General Obligation Bonds
 Consolidated Public Improvement
 Series 2002A
  08-15-12                           5.25         6,275,000              6,665,242

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
MARYLAND (CONT.)
State of Maryland
Unlimited General Obligation Bonds
State & Local Facilities Loan
Capital Improvement
Series 2002A
  03-01-17                           5.50%       $5,000,000             $5,629,800
                                                                   ---------------
Total                                                                   22,861,561
----------------------------------------------------------------------------------

MASSACHUSETTS (3.9%)
City of Boston
 Revenue Bonds
 Series 2004A
  11-01-22                           5.00         4,435,000              4,641,405
Commonwealth of Massachusetts
 Limited General Obligation Bonds
 Consolidation Loan
 Series 2001D (MBIA)
  11-01-13                           6.00        15,000,000             16,778,699
Commonwealth of Massachusetts
 Limited General Obligation Refunding Bonds
 Series 2004B
  08-01-28                           5.25         2,500,000              2,805,250
Commonwealth of Massachusetts
 Limited General Obligation Refunding Bonds
 Series 2004B (MBIA)
  08-01-27                           5.25         4,000,000              4,502,800
Commonwealth of Massachusetts
 Prerefunded Limited General Obligation Bonds
 Consolidated Loan
 Series 2002C
  11-01-30                           5.25         3,545,000(o)           3,772,554
  11-01-30                           5.25         6,455,000              6,869,346
Commonwealth of Massachusetts
 Refunding Revenue Bonds
 Series 2005 (FGIC)
  01-01-28                           5.50         7,000,000              8,065,960
Massachusetts Bay Transportation Authority
 Prerefunded Special Assessment Bonds
 Series 2005A
  07-01-26                           5.00         3,300,000              3,542,121

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
MASSACHUSETTS (CONT.)
Massachusetts Bay Transportation Authority
 Revenue Bonds
 Series 2005A
  07-01-30                           5.00%       $1,000,000             $1,092,490
  07-01-31                           5.00         2,500,000              2,729,100
Massachusetts Development Finance Agency
 Prerefunded Revenue Bonds
 Briarwood
 Series 2001B
  12-01-30                           8.25         5,000,000              5,743,200
Massachusetts Development Finance Agency
 Revenue Bonds
 Boston University
 Series 1999P
  05-15-59                           6.00         2,000,000              2,377,180
Massachusetts Development Finance Agency
 Revenue Bonds
 Waste Management Incorporated Project
 Series 2003 A.M.T.
  06-01-14                           5.45         1,250,000              1,310,600
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Harvard University
 Series 2002FF
  07-15-37                           5.13         3,500,000              3,650,640
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Massachusetts Institute of Technology
 Series 2004M
  07-01-25                           5.25         7,030,000              7,872,405
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Milford Regional Medical
 Series 2007E
  07-15-22                           5.00         1,250,000              1,267,775
  07-15-27                           5.00         5,250,000              5,307,908
  07-15-32                           5.00         4,470,000              4,490,920
Massachusetts Housing Finance Agency
 Revenue Bonds
 Single Family
 Series 2006-122 A.M.T.
  12-01-31                           4.85         4,390,000              4,443,339

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  21

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
MASSACHUSETTS (CONT.)
Massachusetts Port Authority
Refunding Revenue Bonds
Series 2007C (FSA) A.M.T.
  07-01-14                           5.00%         $665,000(b)            $701,794
Massachusetts School Building Authority
 Revenue Bonds
 Series 2007A (AMBAC)
  08-15-32                           4.75         4,500,000              4,601,970
Massachusetts State Water Pollution Abatement
 Refunding Revenue Bonds
 Pool Program
 Series 2004A
  08-01-16                           5.25         5,000,000              5,474,950
Massachusetts Water Resources Authority
 Revenue Bonds
 Series 1992A Escrowed to Maturity
  07-15-19                           6.50         3,500,000              4,123,315
Massachusetts Water Resources Authority
 Revenue Bonds
 Series 2004D (MBIA)
  08-01-27                           4.75         9,000,000              9,104,850
                                                                   ---------------
Total                                                                  115,270,571
----------------------------------------------------------------------------------

MICHIGAN (3.4%)
Detroit
 Prerefunded Revenue Bonds
 Series 2003B (MBIA)
  07-01-32                           5.25         5,000,000              5,358,900
Garden City Hospital Finance Authority
 Refunding Revenue Bonds
 Series 2007A
  08-15-27                           4.88         4,750,000              4,610,065
Grand Traverse Academy
 Refunding Revenue Bonds
 Series 2007
  11-01-22                           5.00           750,000                770,183
  11-01-32                           4.75         1,170,000              1,152,965
Howell Public Schools
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2003 (Qualified School Bond Loan Fund)
  05-01-29                           5.00         2,855,000              2,959,265

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
MICHIGAN (CONT.)
Kalamazoo City School District
 Prerefunded Unlimited General Obligation Bonds
 Building & Site
 Series 2001 (FSA)
  05-01-12                           4.40%       $1,070,000             $1,091,122
Michigan Higher Education Student Loan Authority
 Revenue Bonds
 Series 2006 XVII-Q (AMBAC) A.M.T.
  03-01-31                           5.00         7,125,000              7,256,456
Michigan Municipal Bond Authority
 Refunding Revenue Bonds
 Clean Water State Revolving Fund
 Series 2005
  10-01-15                           5.00         3,500,000              3,760,890
Michigan Municipal Bond Authority
 Revenue Bonds
 Clean Water Revolving Fund
 Series 2001
  10-01-20                           5.00         1,990,000              2,067,351
Michigan Municipal Bond Authority
 Revenue Bonds
 Clean Water Revolving Fund
 Series 2002
  10-01-15                           5.50         5,000,000              5,548,600
Michigan Municipal Bond Authority
 Revenue Bonds
 School District City of Detroit
 Series 2005 (FSA)
  06-01-19                           5.00         3,000,000              3,153,120
Michigan Public Power Agency
 Refunding Revenue Bonds
 Belle River Project
 Series 2002A (MBIA)
  01-01-14                           5.25         5,000,000              5,369,900
Michigan State Hospital Finance Authority
 Refunding Revenue Bonds
 Henry Ford Health System
 Series 2006A
  11-15-26                           5.00         5,000,000              5,155,550
  11-15-46                           5.25        11,250,000             11,613,263

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
MICHIGAN (CONT.)
Michigan State Hospital Finance Authority
Revenue Bonds
MidMichigan Obligated Group
Series 2006A
  04-15-36                           5.00%       $6,500,000             $6,592,560
Michigan Strategic Fund
 Revenue Bonds
 Republic Services
 Series 2001 A.M.T.
  08-01-31                           4.25         1,250,000              1,218,850
Roseville School District
 Unlimited General Obligation Refunding Bonds
 School Building & Site
 Series 2006 (FSA)
 (Qualified School Bond Loan Fund)
  05-01-23                           5.00         2,600,000              2,729,454
Saginaw Hospital Finance Authority
 Refunding Revenue Bonds
 Covenant Medical Center
 Series 2004G
  07-01-22                           5.13         8,000,000              8,289,920
Summit Academy North
 Prerefunded Certificate of Participation
 Series 2001
  07-01-30                           7.38         4,140,000(o)           4,552,592
Summit Academy North
 Prerefunded Certificate of Participation
 Series 2001B
  07-01-30                           8.75         1,010,000              1,148,915
Summit Academy
 Prerefunded Certificate of Participation
 Full Term
 Series 1998
  09-01-18                           7.00         1,635,000              1,692,797
Troy City School District
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2006 (MBIA)
 (Qualified School Board Loan Fund)
  05-01-24                           5.00         5,000,000              5,267,850

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
MICHIGAN (CONT.)
Wayne Charter County
 Revenue Bonds
 Detroit Metropolitan Wayne County Airport
 Series 1998B (MBIA)
  12-01-11                           5.25%       $4,040,000             $4,160,432
Wayne County Airport Authority
 Revenue Bonds
 Detroit Metropolitan
 Series 2005 (MBIA) A.M.T.
  12-01-19                           4.75         3,250,000              3,306,778
                                                                   ---------------
Total                                                                   98,827,778
----------------------------------------------------------------------------------

MINNESOTA (4.0%)
Edina Independent School District #273
 Unlimited General Obligation Bonds
 Series 2004
  02-01-22                           4.25         2,700,000              2,650,725
  02-01-23                           4.50         3,000,000              3,041,730
  02-01-24                           4.50         2,000,000              2,036,880
Minneapolis Special School District #1
 Unlimited General Obligation Refunding Bonds
 Series 2005A (FSA)
 (School District Credit Enhancement Program)
  02-01-15                           5.00         5,965,000              6,338,886
Minneapolis-St. Paul Metropolitan Airports Commission
 Revenue Bonds
 Series 1999B (FGIC) A.M.T.
  01-01-11                           5.50         3,000,000              3,098,790
Minnesota Housing Finance Agency
 Revenue Bonds
 Residential Housing Finance
 Series 2006B A.M.T.
  07-01-37                           4.90         7,645,000              7,644,694
Minnesota Public Facilities Authority
 Revenue Bonds
 Series 2005C
  03-01-25                           5.00         5,000,000              5,265,000
Minnesota State Municipal Power Agency
 Revenue Bonds
 Series 2004A
  10-01-29                           5.13         2,000,000              2,080,920

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  23

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
MINNESOTA (CONT.)
Shakopee
Revenue Bonds
St. Francis Regional Medical Center
Series 2004
  09-01-25                           5.10%       $5,000,000             $5,142,800
Southern Minnesota Municipal Power Agency
 Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 1994A (MBIA)
  01-01-22                           6.73        17,500,000(l)           9,123,625
  01-01-23                           6.80        26,500,000(l)          13,171,825
  01-01-25                           6.75        17,500,000(l)           7,910,525
  01-01-26                           6.75        17,500,000(l)           7,547,225
Southern Minnesota Municipal Power Agency
 Revenue Bonds
 Series 2002A (AMBAC)
  01-01-17                           5.25        15,000,000             16,466,100
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 Healtheast Project
 Series 2005
  11-15-25                           6.00         1,250,000              1,374,950
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 HealthPartners Obligated Group Project
 Series 2006
  05-15-26                           5.25         2,000,000              2,073,800
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 Lyngblomsten Care Center Housing Project
 Series 1993
  11-01-17                           7.13         1,965,000              1,977,222
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 Rental -- Lyngblomsten Housing Project
 Series 1993
  11-01-24                           7.00         2,330,000              2,342,396

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
MINNESOTA (CONT.)
St. Paul Port Authority
 Revenue Bonds
 Office Building at Cedar Street
 Series 2003
  12-01-23                           5.00%       $2,540,000             $2,644,115
  12-01-27                           5.13         5,465,000              5,717,920
Todd Morrison Cass & Wadena Counties
 United Hospital District
 Unlimited General Obligation Bonds
 Health Care Facilities-Lakewood
 Series 2004
  12-01-34                           5.00         4,275,000              4,336,304
University of Minnesota
 Revenue Bonds
 State Supported Stadium Debt
 Series 2006
  08-01-23                           5.00         5,800,000              6,135,762
                                                                   ---------------
Total                                                                  118,122,194
----------------------------------------------------------------------------------

MISSISSIPPI (0.8%)
Harrison County Wastewater Management District
 Refunding Revenue Bonds
 Wastewater Treatment Facility
 Series 1986 Escrowed to Maturity
  02-01-15                           5.00         4,250,000              4,482,603
State of Mississippi
 Unlimited General Obligation Refunding Bonds
 Series 2001
  09-01-12                           5.50        10,000,000             10,745,999
State of Mississippi
 Unlimited General Obligation Refunding Bonds
 Series 2002D
  07-01-16                           5.50         7,570,000              8,402,246
                                                                   ---------------
Total                                                                   23,630,848
----------------------------------------------------------------------------------

MISSOURI (0.1%)
Missouri Joint Municipal Electric Utility Commission
 Revenue Bonds
 Plum Point Project
 Series 2006 (MBIA)
  01-01-20                           5.00         1,500,000              1,587,810
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)

MONTANA (0.2%)
Montana Board of Housing
 Revenue Bonds
 Single Family Mortgage
 Series 2006C-2 A.M.T.
  12-01-37                           5.75%       $4,435,000             $4,700,302
----------------------------------------------------------------------------------

NEBRASKA (1.1%)
Central Plains Energy Project
 Revenue Bonds
 Project #1
 Series 2007
  12-01-26                           4.24        30,000,000(m)          30,029,700
Omaha Public Power District
 Revenue Bonds
 Series 1986A Escrowed to Maturity
  02-01-15                           6.00         1,370,000              1,511,699
                                                                   ---------------
Total                                                                   31,541,399
----------------------------------------------------------------------------------

NEVADA (1.2%)
City of Henderson
 Prerefunded Revenue Bonds
 Catholic West
 Series 1998A
  07-01-26                           5.38         3,870,000              3,974,219
City of Henderson
 Special Assessment Bonds
 Series 2006T-18
  09-01-35                           5.30        10,700,000             10,786,884
Clark County Improvement District
 Prerefunded Special Assessment Bonds
 #121 Southern Highlands Area
 Series 1999
  12-01-19                           7.50         4,775,000              5,275,325
County of Clark
 Revenue Bonds
 Southwest Gas Corporation Project
 Series 2005A (AMBAC) A.M.T.
  10-01-35                           4.85         5,000,000              4,984,400

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
NEVADA (CONT.)
Director of the State of Nevada
 Department of Business & Industry
 Revenue Bonds
 Capital Appreciation
 Las Vegas Monorail
 Zero Coupon
 Series 2000 (AMBAC)
  01-01-15                           4.36%       $4,870,000(l)          $3,479,420
  01-01-19                           5.75         5,105,000(l)           2,995,614
  01-01-23                           5.93         5,000,000(l)           2,392,450
                                                                   ---------------
Total                                                                   33,888,312
----------------------------------------------------------------------------------

NEW HAMPSHIRE (0.7%)
New Hampshire Business Finance Authority
 Revenue Bonds
 Public Service Company of New Hampshire Project
 Series 2006B (MBIA) A.M.T.
  05-01-21                           4.75         4,500,000              4,556,925
New Hampshire Housing Finance Authority
 Revenue Bonds Acquisition
 Series 2007A A.M.T.
  07-01-27                           4.75         2,235,000              2,198,570
  07-01-32                           4.80         5,525,000              5,437,705
  01-01-38                           4.85         7,000,000              6,879,180
                                                                   ---------------
Total                                                                   19,072,380
----------------------------------------------------------------------------------

NEW JERSEY (5.1%)
New Jersey Economic Development Authority
 Prerefunded Revenue Bonds
 School Facilities & Construction
 Series 2003F
  06-15-26                           5.00         5,000,000              5,287,350
New Jersey Health Care Facilities Financing Authority
 Revenue Bonds
 Atlanticare Regional Medical Center
 Series 2007
  07-01-20                           5.00         2,860,000(b)           2,977,060
  07-01-22                           5.00         3,150,000(b)           3,260,817
  07-01-23                           5.00         2,120,000(b)           2,189,409
New Jersey State Turnpike Authority
 Unrefunded Revenue Bonds
 Series 2000A (MBIA)
  01-01-11                           6.00         7,785,000              8,346,454

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  25

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
NEW JERSEY (CONT.)
New Jersey Transportation Trust Fund Authority
Prerefunded Revenue Bonds
Transportation System
Series 2003C
  06-15-24                           5.50%       $6,000,000             $6,511,200
New Jersey Transportation Trust Fund Authority
 Revenue Bonds
 Transportation System
 Series 2001C (FSA)
  12-15-12                           5.75        10,000,000             10,911,800
New Jersey Transportation Trust Fund Authority
 Revenue Bonds
 Transportation System
 Series 2006A
  12-15-21                           5.50         5,250,000              5,901,105
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2002
  06-01-32                           5.75         2,280,000              2,417,119
Tobacco Settlement Financing Corporation
 Prerefunded Asset-backed Revenue Bonds
 Series 2002
  06-01-37                           6.00        12,770,000             13,981,107
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007-1A
  06-01-23                           4.50        31,490,000             30,852,013
  06-01-26                           4.63        19,500,000             18,585,645
  06-01-29                           5.00        39,000,000             38,489,879
University of Medicine & Dentistry of New Jersey
 Revenue Bonds
 Series 2002A (AMBAC)
  12-01-12                           5.25         1,705,000              1,822,082
                                                                   ---------------
Total                                                                  151,533,040
----------------------------------------------------------------------------------

NEW YORK (9.8%)
City of New York
 Prerefunded Unlimited General Obligation Bonds
 Series 2002E
  08-01-16                           5.75           410,000                447,089

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
NEW YORK (CONT.)
City of New York
 Prerefunded Unlimited General Obligation Bonds
 Series 2003I
  03-01-27                           5.38%         $415,000               $447,283
City of New York
 Prerefunded Unlimited General Obligation Bonds
 Series 2003J
  06-01-28                           5.25           845,000                907,733
City of New York
 Unlimited General Obligation Bonds
 Series 2001G (FSA)
  08-01-11                           5.25         5,000,000              5,264,200
City of New York
 Unlimited General Obligation Bonds
 Series 2002E (MBIA)
  08-01-15                           5.63         2,000,000(o)           2,161,540
City of New York
 Unlimited General Obligation Bonds
 Series 2003D
  10-15-20                           5.25         6,520,000              6,902,072
City of New York
 Unlimited General Obligation Bonds
 Series 2004D
  11-01-34                           5.00         3,000,000              3,101,100
City of New York
 Unlimited General Obligation Bonds
 Series 2004E (FSA)
  11-01-22                           5.00         1,750,000              1,830,308
City of New York
 Unlimited General Obligation Refunding Bonds
 Series 2002E
  08-01-16                           5.75         7,800,000              8,444,904
City of New York
 Unrefunded Unlimited General Obligation Bonds
 Series 2003I
  03-01-27                           5.38         2,125,000              2,248,803
City of New York
 Unrefunded Unlimited General Obligation Bonds
 Series 2003J
  06-01-19                           5.50         9,985,000             10,748,053
  06-01-28                           5.25         9,205,000              9,672,245

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 26 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
NEW YORK (CONT.)
Metropolitan Transportation Authority
Refunding Revenue Bonds
Series 2002A
  01-01-16                           5.75%       $5,000,000             $5,591,050
  11-15-32                           5.75         5,855,000              6,310,109
Metropolitan Transportation Authority
 Refunding Revenue Bonds
 Series 2002A (AMBAC)
  11-15-19                           5.50         4,000,000              4,292,880
Metropolitan Transportation Authority
 Revenue Bonds
 Series 2002A (FSA)
  11-15-26                           5.50         4,250,000              4,537,598
Nassau County Tobacco Settlement Corporation
 Asset-backed Revenue Bonds
 Series 2006A-3
  06-01-35                           5.00         7,000,000              7,128,310
New York City Health & Hospital Corporation
 Revenue Bonds
 Health Systems
 Series 2002A (FSA)
  02-15-15                           5.50         5,255,000              5,607,558
New York City Housing Development Corporation
 Revenue Bonds
 Capital Funding Program
 New York City Housing Authority Program
 Series 2005A (FGIC)
  07-01-25                           5.00         3,300,000              3,456,024
New York City Industrial Development Agency
 Revenue Bonds
 Queens Baseball Stadium Pilot
 Series 2006 (AMBAC)
  01-01-24                           5.00         3,000,000              3,177,780
New York City Industrial Development Agency
 Revenue Bonds
 Terminal One Group Association Project
 Series 2005 A.M.T.
  01-01-21                           5.50         6,940,000              7,408,519
  01-01-24                           5.50         5,500,000              5,843,200
New York City Municipal Water Finance Authority
 Revenue Bonds
 Series 2004A
  06-15-39                           5.00         9,000,000              9,312,300

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
NEW YORK (CONT.)
New York City Transitional Finance Authority
 Revenue Bonds
 Future Tax Secured
 Series 2001B
  02-01-11                           5.50%       $5,000,000             $5,282,050
New York City Transitional Finance Authority
 Revenue Bonds
 Future Tax Secured
 Series 2003D
  02-01-31                           5.00         4,000,000(o)           4,139,040
New York City Transitional Finance Authority
 Revenue Bonds
 Future Tax Secured
 Series 2004C
  02-01-33                           5.00         4,255,000              4,410,605
New York Mortgage Agency
 Revenue Bonds
 Series 2007-140 A.M.T.
  10-01-21                           4.60         3,625,000              3,587,300
New York Mortgage Agency
 Revenue Bonds
 Series 2007-143 A.M.T.
  10-01-27                           4.85         1,605,000(b)           1,600,779
New York State Dormitory Authority
 Revenue Bonds
 Consolidated City University System
 2nd Generation Resolution
 Series 1993A
  07-01-18                           5.75         5,500,000              6,127,770
New York State Dormitory Authority
 Revenue Bonds
 Consolidated City University System
 Series 1990D Escrowed to Maturity
  07-01-09                           7.00         2,145,000              2,211,581
New York State Dormitory Authority
 Revenue Bonds
 Education
 Series 2006C
  12-15-31                           5.00         3,250,000              3,418,480

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  27

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
NEW YORK (CONT.)
New York State Dormitory Authority
Revenue Bonds
Mental Health Services Facilities Improvement
Series 2005E (FGIC)
  02-15-22                           5.00%       $4,365,000             $4,574,738
New York State Dormitory Authority
 Revenue Bonds
 New York University Hospitals Center
 Series 2006A
  07-01-20                           5.00         3,500,000              3,615,885
New York State Dormitory Authority
 Revenue Bonds
 Series 2005F
  03-15-23                           5.00         4,935,000              5,180,960
New York State Dormitory Authority
 Revenue Bonds
 State University Educational Facilities
 Series 1993A
  05-15-13                           5.50        24,530,000             26,114,392
New York State Energy Research & Development Authority
 Revenue Bonds
 New York State Electric & Gas
 Series 1985 (MBIA)
  03-15-15                           4.10         8,600,000              8,638,442
New York State Environmental Facilities Corporation
 Revenue Bonds
 New York City Municipal Water Financing Project
 Series 2004
  06-15-26                           5.00         4,000,000              4,195,440
New York State Environmental Facilities Corporation
 Revenue Bonds
 Revolving Funds
 New York City Municipal Water Project
 Series 2002B
  06-15-31                           5.00         9,000,000              9,319,050
New York State Environmental Facilities Corporation
 Revenue Bonds
 Revolving Funds
 New York City Municipal Water Project
 Series 2002K
  06-15-28                           5.00         9,000,000              9,331,470

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
NEW YORK (CONT.)
New York State Housing Finance Agency
 Refunding Revenue Bonds
 State University Construction
 Series 1986A Escrowed to Maturity
  05-01-13                           6.50%       $3,500,000(o)          $3,873,170
New York State Thruway Authority
 Revenue Bonds
 Local Highway & Bridge
 Series 2002
  04-01-15                           5.50         5,000,000              5,346,000
New York State Thruway Authority
 Revenue Bonds
 Series 2001A (FGIC)
  04-01-11                           5.50         7,500,000              7,949,175
New York State Thruway Authority
 Revenue Bonds
 Series 2005G (FSA)
  01-01-24                           5.00         4,000,000              4,205,840
New York State Urban Development Corporation
 Refunding Revenue Bonds
 Service Contract
 Series 2005 (FSA)
  01-01-17                           5.00         9,000,000              9,621,809
Port Authority of New York & New Jersey
 Revenue Bonds
 Consolidated 143rd
 Series 2006 (FSA) A.M.T.
  10-01-21                           5.00         9,000,000              9,404,190
Port Authority of New York & New Jersey
 Revenue Bonds
 Consolidated 146th
 Series 2006 (FSA) A.M.T.
  12-01-23                           4.50         7,500,000              7,396,875
Seneca Nation Indians Capital Improvements Authority
 Revenue Bonds
 Series 2007A
  12-01-16                           5.25         1,750,000(d)           1,819,633
  12-01-23                           5.00         3,000,000(d)           3,023,460

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 28 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
NEW YORK (CONT.)
Tobacco Settlement Financing Authority
Asset-backed Revenue Bonds
Series 2003A-1
  06-01-16                           5.50%       $2,500,000             $2,604,650
  06-01-18                           4.20         5,000,000              4,926,400
  06-01-19                           5.50         5,000,000              5,365,650
Tobacco Settlement Financing Authority
 Revenue Bonds
 Series 2003B-1C
  06-01-15                           5.50         4,525,000              4,716,996
Westchester Tobacco Asset Securitization
 Revenue Bonds
 Series 2005
  06-01-26                           5.00         2,750,000              2,808,328
                                                                   ---------------
Total                                                                  289,650,816
----------------------------------------------------------------------------------

NORTH CAROLINA (3.5%)
City of Charlotte
 Revenue Bonds
 Series 2002A
  07-01-14                           5.50         5,695,000              6,256,983
  07-01-15                           5.50         5,155,000              5,713,802
Mecklenburg County
 Unlimited General Obligation Public Improvement Bonds
 Series 2001D
  02-01-14                           4.10         3,600,000              3,662,820
North Carolina Eastern Municipal Power Agency
 Prerefunded Revenue Bonds
 Series 1986A Escrowed to Maturity
  01-01-17                           5.00         6,220,000              6,653,658
North Carolina Eastern Municipal Power Agency
 Prerefunded Revenue Bonds
 Series 1988A
  01-01-26                           6.00         1,940,000              2,348,428
North Carolina Eastern Municipal Power Agency
 Prerefunded Revenue Bonds
 Series 1989A
  01-01-10                           7.50        15,125,000             16,309,892
North Carolina Eastern Municipal Power Agency
 Refunding Revenue Bonds
 Series 1993B
  01-01-09                           6.13        10,000,000             10,326,500

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
NORTH CAROLINA (CONT.)
North Carolina Eastern Municipal Power Agency
 Refunding Revenue Bonds
 Series 2003A
  01-01-11                           5.50%      $15,000,000            $15,705,900
North Carolina Eastern Municipal Power Agency
 Unrefunded Revenue Bonds
 Series 1989A
  01-01-10                           7.50        14,035,000             15,184,467
North Carolina Housing Finance Agency
 Revenue Bonds
 Series 2006A-25 A.M.T.
  01-01-37                           5.75         7,500,000              7,938,075
North Carolina Housing Finance Agency
 Revenue Bonds
 Series 2006A-26 A.M.T.
  01-01-38                           5.50         3,750,000              3,944,400
North Carolina Municipal Power Agency #1 Catawba
 Revenue Bonds
 Series 2003A
  01-01-12                           5.50         6,500,000              6,834,165
Raleigh Durham Airport Authority
 Revenue Bonds
 Series 2001A (FGIC)
  11-01-11                           5.00         1,900,000              1,988,483
                                                                   ---------------
Total                                                                  102,867,573
----------------------------------------------------------------------------------

NORTH DAKOTA (0.2%)
Ward County
 Revenue Bonds
 Trinity Obligated Group
 Series 2006
  07-01-25                           5.13         3,250,000              3,300,538
  07-01-29                           5.13         2,650,000              2,681,535
                                                                   ---------------
Total                                                                    5,982,073
----------------------------------------------------------------------------------

OHIO (3.2%)
Cincinnati City School District
 Unlimited General Obligation Refunding Bonds
 Classroom Construction & Improvement
 Series 2006 (FGIC)
  12-01-25                           5.25         4,120,000              4,621,322

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  29

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
OHIO (CONT.)
City of Cleveland
Refunding Revenue Bonds
Series 2001J (FSA)
  01-01-12                           5.38%       $1,000,000             $1,062,920
Columbus City School District
 Prerefunded Unlimited General Obligation Bonds
 School Facilities Construction & Improvement
 Series 2004 (FSA)
  12-01-29                           5.25         3,500,000              3,801,910
County of Cuyahoga
 Refunding Revenue Bonds
 Series 2003A
  01-01-21                           6.00         6,000,000              6,583,439
County of Cuyahoga
 Revenue Bonds
 Canton Incorporated Project
 Series 2000
  01-01-30                           7.50         2,000,000              2,188,920
County of Erie
 Revenue Bonds
 Firelands Regional Medical Center
 Series 2002A
  08-15-32                           5.63         1,000,000              1,051,880
County of Montgomery
 Revenue Bonds
 Catholic Health Initiatives
 Series 2004A
  05-01-30                           5.00         4,000,000(o)           4,110,240
  05-01-32                           5.00         3,250,000              3,337,653
Dayton City School District
 Unlimited General Obligation Bonds
 School Facilities Construction & Improvement
 Series 2003A (FGIC)
  12-01-27                           5.00         2,765,000              2,879,554
Franklin County
 Refunding Revenue Bonds
 OhioHealth Corporation
 Series 2003C
  05-15-22                           5.25         5,170,000              5,430,620
  05-15-24                           5.25         2,625,000              2,750,318

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
OHIO (CONT.)
Franklin County
 Refunding Revenue Bonds
 Trinity Health Credit
 Series 2005A
  06-01-20                           5.00%       $3,750,000             $3,902,738
Miami County
 Improvement Refunding Revenue Bonds
 Upper Valley Medical Center
 Series 2006
  05-15-26                           5.25         1,415,000              1,478,618
Ohio Housing Finance Agency
 Revenue Bonds
 Residential Mortgage-backed Securities
 Series 2006A (GNMA) A.M.T.
  09-01-26                           4.75         4,500,000              4,488,435
  09-01-36                           4.90         4,500,000              4,445,190
Ohio Housing Finance Agency
 Revenue Bonds
 Residential Mortgage-backed Securities
 Series 2006E (GNMA/FNMA) A.M.T.
  09-01-36                           5.00         2,635,000              2,669,255
Ohio Housing Finance Agency
 Revenue Bonds
 Residential Mortgage-backed Securities
 Series 2007A (GNMA/FNMA) A.M.T.
  03-01-32                           4.65         2,500,000              2,460,450
Ohio Municipal Electric Generation Agency
 Refunding Revenue Bonds
 Joint Venture 5
 Series 2004 (AMBAC)
  02-15-24                           4.75         7,230,000              7,362,308
Ohio State Building Authority
 Revenue Bonds
 State Facilities Adult Correctional
 Series 2005A (FSA)
  04-01-22                           5.00         4,250,000              4,459,993
Ohio State Higher Educational Facility Commission
 Revenue Bonds
 University Hospitals Health System Incorporated
 Series 2007A
  01-15-36                           4.75         2,000,000              1,957,020

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 30 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
OHIO (CONT.)
Ohio State University
Revenue Bonds
Series 2002A
  12-01-12                           5.25%         $750,000               $800,738
Port of Greater Cincinnati Development Authority
 Revenue Bonds
 Sisters of Mercy
 Series 2006
  10-01-25                           5.00           500,000                514,610
State of Ohio
 Revenue Bonds
 Mount Union College Project
 Series 2006
  10-01-31                           5.00           250,000                258,070
State of Ohio
 Unlimited General Obligation Bonds
 Common Schools Capital Facilities
 Series 2001B
  09-15-20                           5.00         3,780,000              3,930,066
State of Ohio
 Unlimited General Obligation Bonds
 Higher Education
 Series 2002A
  08-01-18                           5.38         4,500,000              4,773,960
State of Ohio
 Unlimited General Obligation Bonds
 Higher Education
 Series 2005B
  05-01-23                           5.00         6,375,000              6,692,920
State of Ohio
 Unlimited General Obligation Bonds
 Infrastructure Improvement
 Series 2005A
  09-01-21                           5.00         4,500,000              4,738,500
                                                                   ---------------
Total                                                                   92,751,647
----------------------------------------------------------------------------------

OKLAHOMA (0.1%)
Oklahoma Municipal Power Authority
 Revenue Bonds
 Series 2001A (FSA)
  01-01-12                           5.00         1,185,000              1,233,656
  01-01-13                           5.00         1,020,000              1,059,117
                                                                   ---------------
Total                                                                    2,292,773
----------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)

OREGON (0.2%)
Clackamus Community College District
 Unlimited General Obligation Refunding Bonds
 Series 2001 (FGIC)
  06-15-12                           5.25%       $1,000,000             $1,054,820
Port of Portland
 Refunding Revenue Bonds
 Portland International Airport
 Series 2001D (FGIC) A.M.T.
  07-01-11                           5.25         3,335,000              3,485,008
                                                                   ---------------
Total                                                                    4,539,828
----------------------------------------------------------------------------------

PENNSYLVANIA (2.1%)
City of Pittsburgh
 Unlimited General Obligation Refunding Bonds
 Series 2006B (FSA)
  09-01-15                           5.25        10,000,000             10,884,000
Commonwealth of Pennsylvania
 Unlimited General Obligation Refunding Bonds
 Series 2002
  02-01-12                           5.50         5,970,000              6,375,363
Delaware River Port Authority
 Refunding Revenue Bonds
 Port District Project
 Series 2001A (FSA)
  01-01-12                           5.25         3,130,000              3,317,393
Lehigh County General Purpose Authority
 Revenue Bonds
 St. Lukes Hospital Bethlehem
 Series 2007
  08-15-42                           4.61        23,000,000(m)          23,000,230
Montgomery County Industrial Development Authority
 Revenue Bonds
 Acts Retirement -- Life Communities
 Series 1998
  11-15-28                           5.25         7,500,000              7,579,650
Pennsylvania State University
 Refunding Revenue Bonds
 Series 2002
  08-15-16                           5.25         1,000,000              1,098,550

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  31

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
PENNSYLVANIA (CONT.)
Philadelphia Authority for Industrial Development
Revenue Bonds
Series 2001B (FSA)
  10-01-13                           5.50%       $7,925,000             $8,507,805
                                                                   ---------------
Total                                                                   60,762,991
----------------------------------------------------------------------------------

PUERTO RICO (4.3%)(c)
Commonwealth of Puerto Rico
 Unlimited General Obligation Public Improvement Bonds
 Series 2001 (FSA)
  07-01-16                           5.50         2,140,000              2,392,520
Commonwealth of Puerto Rico
 Unlimited General Obligation Public Improvement Bonds
 Series 2001A (FGIC)
  07-01-29                           5.50         5,250,000              6,125,543
Commonwealth of Puerto Rico
 Unlimited General Obligation Public Improvement Bonds
 Series 2003A
  07-01-21                           5.25         3,625,000              3,811,144
  07-01-24                           5.25         1,000,000              1,048,090
Commonwealth of Puerto Rico
 Unlimited General Obligation Public Improvement Bonds
 Series 2004A
  07-01-24                           5.00         8,000,000              8,244,640
  07-01-34                           5.00         8,000,000              8,230,000
Commonwealth of Puerto Rico
 Unlimited General Obligation Public Improvement Bonds
 Series 2006A
  07-01-23                           5.25         3,750,000              3,989,063
  07-01-24                           5.25         7,250,000              7,701,095
  07-01-25                           5.25         5,400,000              5,731,830
  07-01-26                           5.25         8,200,000              8,697,576
  07-01-27                           5.25         2,375,000              2,517,286
  07-01-30                           5.25        13,050,000             13,801,940
Commonwealth of Puerto Rico
 Unlimited General Obligation Refunding Bonds
 Series 2004A
  07-01-30                           5.00         6,000,000              6,205,980
Puerto Rico Highway & Transportation Authority
 Prerefunded Revenue Bonds
 Series 1996Y
  07-01-36                           5.50         5,000,000              5,569,800

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
PUERTO RICO (CONT.)
Puerto Rico Highway & Transportation Authority
 Prerefunded Revenue Bonds
 Series 2003G
  07-01-42                           5.00%       $3,445,000             $3,661,449
Puerto Rico Highway & Transportation Authority
 Prerefunded Revenue Bonds
 Series 2004J
  07-01-39                           5.13         2,000,000              2,155,220
Puerto Rico Highway & Transportation Authority
 Refunding Revenue Bonds
 Series 2007N (AMBAC)
  07-01-30                           5.25         2,500,000              2,825,500
Puerto Rico Highway & Transportation Authority
 Refunding Revenue Bonds
 Series 2007N (MBIA)
  07-01-32                           5.25         2,200,000              2,489,454
Puerto Rico Highway & Transportation Authority
 Revenue Bonds
 Series 1996Y
  07-01-13                           6.25         1,000,000              1,113,360
Puerto Rico Highway & Transportation Authority
 Revenue Bonds
 Series 2005K
  07-01-19                           5.00         2,500,000              2,613,000
  07-01-20                           5.00        11,130,000             11,610,036
Puerto Rico Highway & Transportation Authority
 Unrefunded Revenue Bonds
 Series 2003G
  07-01-42                           5.00         1,805,000              1,850,504
Puerto Rico Infrastructure Financing Authority
 Refunding Special Tax Bonds
 Series 2005C (AMBAC)
  07-01-23                           5.50         3,000,000              3,414,570
Puerto Rico Public Buildings Authority
 Revenue Bonds
 Government Facilities
 Series 2004I
  07-01-33                           5.25         8,500,000              8,918,965
                                                                   ---------------
Total                                                                  124,718,565
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 32 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)

RHODE ISLAND (0.3%)
Rhode Island Housing & Mortgage Finance Corporation
 Revenue Bonds
 Homeownership Opportunity
 Series 2006-51A
  10-01-26                           4.65%       $2,000,000             $2,014,240
  04-01-33                           4.85         2,000,000              2,014,100
Rhode Island Student Loan Authority
 Revenue Bonds
 Series 2007-2 (AMBAC) A.M.T.
  12-01-37                           4.85         6,000,000              5,887,500
                                                                   ---------------
Total                                                                    9,915,840
----------------------------------------------------------------------------------

SOUTH CAROLINA (1.3%)
Charleston Educational Excellence Finance Corporation
 Revenue Bonds
 Charleston County School District
 Series 2005
  12-01-30                           5.25         5,500,000              5,804,260
Cherokee County
 Revenue Bonds
 Spring City Knitting Company Project
 Series 1979
  09-01-09                           7.40         3,120,000              3,239,122
City of Myrtle Beach
 Tax Allocation Bonds
 Myrtle Beach Air Force Base
 Series 2006A
  10-01-26                           5.25         2,000,000              2,035,260
Lexington County
 Revenue Bonds
 Series 2004
  05-01-32                           5.50         4,685,000              4,957,386
South Carolina Transportation Infrastructure Bank
 Prerefunded Revenue Bonds
 Junior Lien
 Series 2001B (AMBAC)
  10-01-31                           5.25        10,000,000             10,564,199
State of South Carolina
 Unlimited General Obligation Bonds
 State Highway
 Series 2001B
  04-01-12                           4.50         6,000,000              6,185,880

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
SOUTH CAROLINA (CONT.)
Tobacco Settlement Revenue Management Authority
 Revenue Bonds
 Series 2001B
  05-15-22                           6.00%       $5,035,000             $5,317,363
                                                                   ---------------
Total                                                                   38,103,470
----------------------------------------------------------------------------------

SOUTH DAKOTA (0.3%)
State of South Dakota
 Lease Revenue Trust Certificates
 Series 1993A
  09-01-17                           6.70         7,260,000              8,777,413
----------------------------------------------------------------------------------

TENNESSEE (2.7%)
Clarksville Natural Gas Acquisition Corporation
 Revenue Bonds
 Series 2006
  12-15-17                           5.00         3,500,000              3,714,795
  12-15-20                           5.00         3,500,000              3,701,320
  12-15-21                           5.00         3,000,000              3,168,510
Sullivan County Health Educational & Housing Facilities
 Board
 Revenue Bonds
 Wellmont Health System Project
 Series 2006C
  09-01-36                           5.25        10,000,000             10,264,300
Tennessee Energy Acquisition Corporation
 Revenue Bonds
 Series 2006A
  09-01-18                           5.25        14,000,000             15,135,680
  09-01-20                           5.25         9,000,000              9,751,410
  09-01-22                           5.25        12,000,000             13,025,520
  09-01-24                           5.25         3,000,000              3,260,070
  09-01-26                           5.25        15,250,000             16,607,708
                                                                   ---------------
Total                                                                   78,629,313
----------------------------------------------------------------------------------

TEXAS (1.6%)
Cedar Hill Independent School District
 Unlimited General Obligation Refunding Bonds
 Capital Appreciation
 Zero Coupon
 Series 2006 (Permanent School Fund Guarantee)
  02-15-14                           4.06         2,630,000(l)           1,983,362

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  33

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
TEXAS (CONT.)
City of Austin
Refunding Revenue Bonds
Series 2002 (FSA)
  11-15-14                           5.50%       $3,485,000             $3,832,733
City of Corpus Christi
 Limited General Obligation
 Refunding & Improvement Bonds
 Series 2001 (FSA)
  03-01-12                           5.00         3,400,000              3,531,138
City of Houston
 Prerefunded Revenue Bonds
 Junior Lien
 Series 2002B (AMBAC)
  12-01-15                           5.75         5,000,000              5,453,100
City of The Colony
 Unlimited General Obligation Bonds
 Series 1980 Escrowed to Maturity
  08-01-07                           9.25         1,000,000              1,008,320
Corpus Christi Business & Job Development Corporation
 Improvement Refunding Revenue Bonds
 Arena Project
 Series 2002 (AMBAC)
  09-01-25                           5.00         3,550,000              3,680,569
Fort Bend Independent School District
 Unlimited General Obligation Refunding Bonds
 Series 2004A (Permanent School Fund Guarantee)
  08-15-26                           5.25         4,000,000              4,258,200
Harris County Flood Control District
 Limited General Obligation Refunding Bonds
 Series 2004A
  10-01-23                           5.25         5,000,000              5,311,500
North Central Texas Health Facility
 Development Corporation
 Revenue Bonds
 Hospital Baylor Health Care System Project
 Series 2001A
  05-15-29                           5.13         2,000,000              2,041,760
Northside Independent School District
 Unlimited General Obligation Refunding Bonds
 Series 2001 (Permanent School Fund Guarantee)
  02-15-12                           5.50         3,720,000              3,924,042

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
TEXAS (CONT.)
Southwest Higher Education Authority
 Prerefunded Revenue Bonds
 Southern Methodist University Project
 Series 2002 (AMBAC)
  10-01-15                           5.50%       $3,420,000             $3,683,921
Texas Municipal Power Agency
 Refunding Revenue Bonds
 Sub Lien
 Series 2004 (FGIC)
  09-01-10                           4.25         3,500,000              3,502,975
West Central Regional Housing Finance Corporation
 Revenue Bonds
 Mortgage-backed Securities Program
 Series 2007A (GNMA/FNMA/FHLMC) A.M.T.
  12-01-39                           5.35         3,000,000              3,114,300
Wylie Independent School District
 Unlimited General Obligation Refunding Bonds
 Zero Coupon
 Series 2001 (Permanent School Fund Guarantee)
  08-15-12                           4.80         3,385,000(l)           2,738,804
                                                                   ---------------
Total                                                                   48,064,724
----------------------------------------------------------------------------------

UTAH (0.8%)
Community of Eagle Mountain
 Special Assessment Bonds
 Special Improvement District #2000-1
 Series 2006
  02-01-21                           8.25         3,929,000              4,058,539
Intermountain Power Agency
 Refunding Revenue Bonds
 Series 1998A (MBIA)
  07-01-12                           5.25        16,600,000             17,018,320
Utah Housing Corporation
 Revenue Bonds
 Series 2003A-1 A.M.T.
  07-01-24                           5.13         2,055,000              2,099,840
                                                                   ---------------
Total                                                                   23,176,699
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 34 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)

VERMONT (0.2%)
University of Vermont & State Agricultural College
 Revenue Bonds
 Series 2002 (AMBAC)
  10-01-15                           5.50%       $2,000,000             $2,165,320
  10-01-16                           5.50         2,110,000              2,281,248
                                                                   ---------------
Total                                                                    4,446,568
----------------------------------------------------------------------------------

VIRGINIA (1.3%)
City of Hampton
 Revenue Bonds
 Series 2002 (AMBAC)
  01-15-28                           5.13        10,750,000             11,236,545
Fredericksburg Economic Development Authority
 Refunding Revenue Bonds
 Medicorp Health System Obligation
 Series 2007
  06-15-16                           5.00         4,040,000              4,209,761
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2005
  06-01-26                           5.50         5,200,000              5,648,708
Tobacco Settlement Financing Corporation
 Prerefunded Asset-backed Revenue Bonds
 Series 2005
  06-01-37                           5.63         5,500,000              6,105,990
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007B-1
  06-01-47                           5.00        10,800,000             10,584,864
                                                                   ---------------
Total                                                                   37,785,868
----------------------------------------------------------------------------------

WASHINGTON (2.3%)
City of Tacoma
 Refunding Revenue Bonds
 Series 2001B (FSA)
  01-01-12                           5.50         5,000,000              5,329,750
Clark County
 Unrefunded Revenue Bonds
 Series 2001B (AMBAC)
  12-01-12                           5.25         2,105,000              2,243,130

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
WASHINGTON (CONT.)
NJB Properties
 Revenue Bonds
 King County Washington Project
 Series 2006A
  12-01-25                           5.00%       $6,445,000             $6,783,169
  12-01-26                           5.00         7,290,000              7,666,747
  12-01-27                           5.00         3,660,000              3,846,221
Port of Seattle
 Limited General Obligation Bonds
 Series 2000B A.M.T.
  12-01-21                           5.90         3,050,000              3,214,609
Snohomish County Public Utility District #1
 Refunding Revenue Bonds
 Generation System
 Series 1986A Escrowed to Maturity
  01-01-20                           5.00        17,750,000             19,288,392
Spokane Public Facilities District
 Revenue Bonds
 Series 2003 (MBIA)
  12-01-28                           5.75         3,195,000              3,483,189
State of Washington
 Unlimited General Obligation Bonds
 Series 2005D (FSA)
  01-01-15                           5.00         3,000,000(o)           3,202,320
Tobacco Settlement Authority of Washington
 Asset-backed Revenue Bonds
 Series 2002
  06-01-26                           6.50         1,195,000              1,306,601
Washington Public Power Supply System
 Revenue Bonds
 Linked Pars & Inflos
 Series 1993 Escrowed to Maturity (FSA)
  07-01-11                           5.75        10,000,000(k)          10,500,200
                                                                   ---------------
Total                                                                   66,864,328
----------------------------------------------------------------------------------

WISCONSIN (1.7%)
Badger Tobacco Asset Securitization Corporation
 Asset-backed Revenue Bonds
 Series 2002
  06-01-27                           6.13        11,935,000             12,734,168
  06-01-32                           6.38         4,740,000              5,198,216

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  35

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
WISCONSIN (CONT.)
Franklin
Revenue Bonds
Waste Management
Series 2003 A.M.T.
  04-01-16                           4.95%      $16,000,000(m)         $16,285,120
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Wheaton Franciscan Services
 Series 2003A
  08-15-33                           5.13         9,450,000              9,561,699
Wisconsin Housing & Economic Development Authority
 Revenue Bonds
 Series 2006E A.M.T.
  09-01-31                           5.50         4,930,000              5,178,176
                                                                   ---------------
Total                                                                   48,957,379
----------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $2,615,724,800)                                              $2,707,885,664
----------------------------------------------------------------------------------

MUNICIPAL BONDS HELD IN TRUST (13.0%)(h)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
ARIZONA (1.4%)
Arizona Health Facilities Authority
 Revenue Bonds
 Series 2007
  01-01-37                           4.40%      $40,000,000(d)         $40,000,000
----------------------------------------------------------------------------------

ARKANSAS (0.1%)
Arkansas Development Finance Authority
 Revenue Bonds
 Series 2001 (GNMA/FNMA) A.M.T.
  07-01-33                           5.30         2,995,000              3,042,959
----------------------------------------------------------------------------------

CALIFORNIA (2.9%)
Los Angeles Unified School District
 Unlimited General Obligation Bonds
 Series 2000 (FGIC)
  07-01-18                           5.63        10,000,000             10,553,912

MUNICIPAL BONDS HELD IN TRUST (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)
CALIFORNIA (CONT.)
Northern California Gas Authority #1
 Revenue Bonds
 Series 2007-1813-1
  07-01-17                           4.19%      $13,500,000            $13,504,050
Port of Oakland
 Revenue Bonds
 Series 2000-663R-A (FGIC) A.M.T.
  11-01-15                           5.75         6,630,000              6,941,279
Port of Oakland
 Revenue Bonds
 Series 2000-663R-B (FGIC) A.M.T.
  11-01-16                           5.75         6,000,000              6,278,400
San Diego Unified School District
 Series 2000-804R-A
  07-01-20                           5.13         9,560,000              9,935,049
San Diego Unified School District
 Series 2000-804R-B
  07-01-21                           5.13         5,595,000              5,814,492
San Diego Unified School District
 Series 2000-804R-C
  07-01-22                           5.13         4,120,000              4,281,633
San Francisco City & County Airports Commission
 Series 2000-661R-A A.M.T.
  05-01-14                           5.75         3,250,000              3,437,078
San Francisco City & County Airports Commission
 Series 2000-661R-B A.M.T.
  05-01-15                           5.75         3,450,000              3,642,717
San Francisco City & County Airports Commission
 Series 2000-661R-C A.M.T.
  05-01-16                           5.88         3,660,000              3,874,805
State of California
 Unlimited General Obligation Bonds
 Residual Certificates
 Series 1999-195 (MBIA)
  12-01-16                           5.75        16,250,000             17,159,528
                                                                   ---------------
Total                                                                   85,422,943
----------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (0.2%)
Metropolitan Washington Airports Authority
 Revenue Bonds
 Series 2001 (MBIA) A.M.T.
  10-01-27                           5.50         5,000,000              5,271,600
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 36 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

MUNICIPAL BONDS HELD IN TRUST (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)

GEORGIA (1.0%)
City of Atlanta
 Revenue Bonds
 Series 2000-313 (FGIC) A.M.T.
  01-01-18                           6.00%      $11,150,000(o)         $11,748,250
City of Atlanta
 Revenue Bonds
 Series 2000-376 (FGIC)
  01-01-21                           5.50        16,800,000             17,548,776
                                                                   ---------------
Total                                                                   29,297,026
----------------------------------------------------------------------------------

HAWAII (1.0%)
Hawaii State Department of Budget & Finance
 Revenue Bonds
 Series 2000-795R (AMBAC) A.M.T.
  07-01-20                           5.70        27,000,000             28,392,660
----------------------------------------------------------------------------------

ILLINOIS (0.4%)
Chicago O'Hare International Airport
 Revenue Bonds
 Series 2001 (AMBAC) A.M.T.
  01-01-20                           5.63         5,675,000              5,978,674
  01-01-21                           5.63         6,230,000              6,558,198
                                                                   ---------------
Total                                                                   12,536,872
----------------------------------------------------------------------------------

INDIANA (0.1%)
Indiana Housing Finance Authority
 Revenue Bonds
 Series 2001 (GNMA/FNMA) A.M.T.
  07-01-33                           5.55         3,265,000              3,341,783
----------------------------------------------------------------------------------

IOWA (0.2%)
Iowa Finance Authority
 Revenue Bonds
 Series 2001 (GMNA/FNMA) A.M.T.
  01-01-09                           5.50         5,155,000              5,292,581
----------------------------------------------------------------------------------

MISSOURI (0.1%)
Missouri Housing Development Commission
 Revenue Bonds
 Series 2001-224 (GNMA/FNMA) A.M.T.
  09-01-33                           5.50         3,520,000              3,573,649
----------------------------------------------------------------------------------

MUNICIPAL BONDS HELD IN TRUST (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)

NEW JERSEY (0.5%)
New Jersey State Turnpike Authority
 Revenue Bonds
 Series 2000-719R (MBIA)
  01-01-13                           6.00%      $13,000,000            $14,368,756
----------------------------------------------------------------------------------

NEW YORK (2.2%)
City of New York
 Unlimited General Obligation Bonds
 Series 2000 (FGIC)
  05-15-14                           5.88         5,375,000              5,738,621
  05-15-15                           5.88         5,655,000              6,019,335
  05-15-16                           5.88         3,530,000              3,768,901
New York Mortgage Agency
 Revenue Bonds
 Series 2002 A.M.T.
  04-01-32                           5.40        14,775,000             15,145,262
  04-01-32                           5.40         1,800,000              1,845,108
New York State Energy Research & Development Authority
 Revenue Bonds
 Residual Certificates
 Series 2000-379 (MBIA)
  01-01-21                           5.50        22,560,000             22,793,496
Port Authority of New York & New Jersey
 Revenue Bonds
 Series 2000 (MBIA) A.M.T.
  10-15-21                           5.75        10,525,000             10,691,452
                                                                   ---------------
Total                                                                   66,002,175
----------------------------------------------------------------------------------

NORTH CAROLINA (0.2%)
North Carolina Housing Finance Agency
 Revenue Bonds
 Series 2002 A.M.T.
  01-01-34                           5.35         5,595,000              5,705,460
----------------------------------------------------------------------------------

PUERTO RICO (0.6%)(c)
Puerto Rico Housing Finance Corporation
 Revenue Bonds
 Series 2001-257 A.M.T.
  12-01-28                           5.30         9,055,000              9,190,902
Puerto Rico Public Buildings Authority
 Revenue Bonds
 Series 2000-416 (FSA)
  07-01-21                           5.25         9,350,000              9,500,540
                                                                   ---------------
Total                                                                   18,691,442
----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  37

MUNICIPAL BONDS HELD IN TRUST (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                           Coupon       Principal
ISSUE(e,f)                          rate          amount                  Value(a)

TEXAS (1.2%)
City of Houston
 Revenue Bonds
 Series 2000 (FSA) A.M.T.
  07-01-18                           5.50%      $13,050,000            $13,529,979
  07-01-19                           5.50         8,000,000              8,289,647
Texas Department of Housing & Community Affairs
 Revenue Bonds
 Series 2002 (MBIA) A.M.T.
  09-01-33                           5.55         5,800,000              5,965,946
  03-01-34                           5.55         6,565,000              6,753,439
                                                                   ---------------
Total                                                                   34,539,011
----------------------------------------------------------------------------------

WASHINGTON (0.9%)
State of Washington
 Unlimited General Obligation Bonds
 1st Series 2000-389
  07-01-18                           5.63        12,050,000             12,662,808
State of Washington
 Unlimited General Obligation Bonds
 2nd Series 2000-389
  07-01-19                           5.63        11,925,000             12,532,460
                                                                   ---------------
Total                                                                   25,195,268
----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS HELD IN TRUST
(Cost: $367,360,035)                                                  $380,674,185
----------------------------------------------------------------------------------

MUNICIPAL NOTES (2.0%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUE(E,F,G)                        YIELD        MATURITY                 VALUE(A)
ALASKA (0.5%)
City of Valdez
 Refunding Revenue Bonds
 Exxon Mobil Project
 V.R.D.N. Series 2001
  12-01-29                           3.78%      $10,100,000            $10,100,000
City of Valdez
 Refunding Revenue Bonds
 Exxon Pipeline Company Project
 V.R.D.N. Series 1993C
  12-01-33                           3.91         1,800,000              1,800,000

MUNICIPAL NOTES (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUE(E,F,G)                        YIELD        MATURITY                 VALUE(A)
ALASKA (CONT.)
City of Valdez
 Revenue Bonds
 Exxon Pipeline Company Project
 V.R.D.N. Series 1985
  10-01-25                           3.78%       $2,100,000             $2,100,000
                                                                   ---------------
Total                                                                   14,000,000
----------------------------------------------------------------------------------

GEORGIA (0.1%)
City of Atlanta
 Revenue Bonds
 V.R.D.N. Series 2002C (Dexia Credit Local) FSA
  11-01-41                           3.90         2,900,000              2,900,000
----------------------------------------------------------------------------------

ILLINOIS (0.2%)
City of Chicago
 Refunding Unlimited General Obligation Bonds
 V.R.D.N. Series 2005D (Dexia Credit Local) FSA
  01-01-40                           3.76         5,940,000              5,940,000
----------------------------------------------------------------------------------

MASSACHUSETTS (0.1%)
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Capital Assets Program
 V.R.D.N. Series 1985E (Fleet Natl Bank)
  01-01-35                           3.86         1,200,000              1,200,000
Massachusetts Water Resources Authority
 Refunding Revenue Bonds
 V.R.D.N. Sub Series 1998D (Dexia Credit Local) FGIC
  11-01-26                           3.80         1,050,000              1,050,000
                                                                   ---------------
Total                                                                    2,250,000
----------------------------------------------------------------------------------

MICHIGAN (0.1%)
Detroit
 Revenue Bonds
 Senior Lien
 V.R.D.N. Series 2003B (Dexia Credit Local) FSA
  07-01-33                           3.90         2,350,000              2,350,000
Royal Oak Hospital Finance Authority
 Refunding Revenue Bonds
 William Beaumont Hospital
 V.R.D.N. Series 2006U (Morgan Stanley Bank) AMBAC
  01-01-20                           3.93         1,400,000              1,400,000
                                                                   ---------------
Total                                                                    3,750,000
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 38 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

MUNICIPAL NOTES (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUE(E,F,G)                        YIELD        MATURITY                 VALUE(A)

MINNESOTA (0.2%)
Center City
 Revenue Bonds
 Hazelden Foundation Project
 V.R.D.N. Series 2005 (Bank of New York)
  11-01-35                           3.90%       $2,400,000             $2,400,000
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. Olaf College
 V.R.D.N. 5th Series 2000H (Harris Trust & Savings Bank)
  10-01-30                           3.90           750,000                750,000
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. Olaf College
 V.R.D.N. 5th Series 2002M1 (Harris)
  10-01-32                           3.90           400,000                400,000
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. Olaf College
 V.R.D.N. 5th Series 2002M2 (Harris)
  10-01-20                           3.90         1,900,000              1,900,000
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 Minnesota Public Radio Project
 V.R.D.N. Series 2005 (Allied Irish Bank)
  10-01-25                           3.90           700,000                700,000
                                                                   ---------------
Total                                                                    6,150,000
----------------------------------------------------------------------------------

MISSISSIPPI (0.2%)
County of Jackson
 Refunding Revenue Bonds
 Chevron USA Incorporated Project
 V.R.D.N. Series 1992
  12-01-16                           3.90           800,000                800,000
County of Jackson
 Refunding Revenue Bonds
 Chevron USA Incorporated Project
 V.R.D.N. Series 1993
  06-01-23                           3.90         4,300,000              4,300,000
                                                                   ---------------
Total                                                                    5,100,000
----------------------------------------------------------------------------------

MUNICIPAL NOTES (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUE(E,F,G)                        YIELD        MATURITY                 VALUE(A)

NEW HAMPSHIRE (--%)
New Hampshire Health & Education Facilities Authority
 Revenue Bonds
 VHA New England Incorporated
 V.R.D.N. Series 1985E AMBAC
  12-01-25                           3.76%       $1,115,000             $1,115,000
----------------------------------------------------------------------------------

NEW MEXICO (--%)
Farmington
 Refunding Revenue Bonds
 Arizona Public Service Company
 V.R.D.N. Series 1994B (Barclays Bank)
  09-01-24                           3.90           400,000                400,000
----------------------------------------------------------------------------------

NORTH CAROLINA (0.1%)
North Carolina Medical Care Commission
 Revenue Bonds
 Iredell Memorial Hospital Incorporated
 V.R.D.N. Series 2007 (Bank of America)
  10-01-37                           3.90         1,700,000              1,700,000
----------------------------------------------------------------------------------

OHIO (0.1%)
Ohio State Water Development Authority
 Refunding Revenue Bonds
 FirstEnergy Generation Corporation
 V.R.D.N. Series 2006A (Barclays Bank)
  05-15-19                           3.90         3,100,000              3,100,000
----------------------------------------------------------------------------------

TENNESSEE (0.2%)
Clarksville Public Building Authority
 Revenue Bonds
 Pooled Financing
 Tennessee Municipal Bond Fund
 V.R.D.N. Series 2001 (Bank of America)
  07-01-31                           3.90         2,385,000              2,385,000
Montgomery County Public Building Authority
 Revenue Bonds
 Tennessee County Loan Pool
 V.R.D.N. Series 2002 (Bank of America)
  04-01-32                           3.90           925,000                925,000
Montgomery County Public Building Authority
 Revenue Bonds
 Tennessee County Loan Pool
 V.R.D.N. Series 2004 (Bank of America)
  07-01-34                           3.90         1,100,000              1,100,000

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  39

MUNICIPAL NOTES (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUE(E,F,G)                        YIELD        MATURITY                 VALUE(A)
TENNESSEE (CONT.)
Montgomery County Public Building Authority
Revenue Bonds
Tennessee County Loan Pool
V.R.D.N. Series 2006 (Bank of America)
  02-01-36                           3.90%       $1,000,000             $1,000,000
                                                                   ---------------
Total                                                                    5,410,000
----------------------------------------------------------------------------------

WYOMING (0.2%)
Kemmerer
 Revenue Bonds
 Exxon Project
 V.R.D.N. Series 1984
  11-01-14                           3.78           800,000                800,000

MUNICIPAL NOTES (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUE(E,F,G)                        YIELD        MATURITY                 VALUE(A)
WYOMING (CONT.)
Lincoln County
 Revenue Bonds
 Exxon Project
 V.R.D.N. Series 1984A
  11-01-14                           3.78%       $6,200,000             $6,200,000
                                                                   ---------------
Total                                                                    7,000,000
----------------------------------------------------------------------------------

TOTAL MUNICIPAL NOTES
(Cost: $58,815,000)                                                    $58,815,000
----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,041,899,835)(p)                                           $3,147,374,849
==================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At May 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $16,162,902.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 4.9% of net assets at May 31, 2007.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, the value of these securities amounted to $50,063,443 or 1.7% of net assets.

(e) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

ACA    -- ACA Financial Guaranty Corporation
AMBAC  -- Ambac Assurance Corporation
BIG    -- Bond Investors Guarantee
CGIC   -- Capital Guaranty Insurance Company
CIFG   -- IXIS Financial Guaranty
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Authority
FNMA   -- Federal National Mortgage Association
FHLMC  -- Federal Home Loan Mortgage Corporation
FSA    -- Financial Security Assurance
GNMA   -- Government National Mortgage Association
MBIA   -- MBIA Insurance Corporation
XLCA   -- XL Capital Assurance

--------------------------------------------------------------------------------

 40 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

(f)  The following abbreviations may be used in the portfolio descriptions:

A.M.T.    -- Alternative Minimum Tax -- At May 31, 2007, the value of securities subject to alternative minimum tax represented
             15.8% of net assets.
B.A.N.    -- Bond Anticipation Note
C.P.      -- Commercial Paper
R.A.N.    -- Revenue Anticipation Note
T.A.N.    -- Tax Anticipation Note
T.R.A.N.  -- Tax & Revenue Anticipation Note
V.R.      -- Variable Rate
V.R.D.B.  -- Variable Rate Demand Bond
V.R.D.N.  -- Variable Rate Demand Note

(g) The Fund is entitled to receive principal and interest from the party, if indicated in parentheses, after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2007.

(h)  Municipal Bonds Held in Trust -- See Note 1 to the financial statements.

(i) Until May 2008, interest income is accrued on the original principal at an annual rate of 6.00%. Concurrently, the principal account is adjusted for interest at an annual rate of 4.53%. Beginning June 2008, the annual interest rate will be 9.15% and will be calculated on the adjusted principal amount. The interest rate disclosed represents the annualized effective yield, including the impact of principal accretion, on the date of acquisition.

(j) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on May 31, 2007. At May 31, 2007, the value of inverse floaters represented 0.4% of net assets.

(k) This security may be separated into floating and inverse floating rate securities which may be traded separately. Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates.

(l) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2007.

(n)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at May 31, 2007, is as follows:

                                                   ACQUISITION
SECURITY                                              DATES               COST
---------------------------------------------------------------------------------
Loveland Special Improvement District #1
   Unlimited General Obligation Bonds
   Series 2000
      7.50% 2029                                    04-20-00           $5,214,752

(o) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                                NOTIONAL AMOUNT
-------------------------------------------------------------------------------
SALE CONTRACTS
U.S. Treasury Note, June 2007, 10-year                           $145,500,000
U.S. Treasury Note, Sept. 2007, 10-year                               300,000

--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  41

(p) At May 31, 2007, the cost of securities for federal income tax purposes was approximately $2,795,270,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $112,306,000
Unrealized depreciation                                             (6,831,000)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $105,475,000
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 42 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2007 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $3,041,899,835)                             $3,147,374,849
Capital shares receivable                                                4,144
Accrued interest receivable                                         42,612,809
Receivable for investment securities sold                           13,703,436
------------------------------------------------------------------------------
Total assets                                                     3,203,695,238
------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                          647
Dividends payable to shareholders                                    1,877,305
Capital shares payable                                                  90,893
Payable for investment securities purchased                         20,079,167
Short-term floating rate notes outstanding (Note 1)                246,630,000
Accrued investment management services fee                              35,838
Accrued distribution fee                                               692,754
Accrued transfer agency fee                                              3,988
Accrued administrative services fee                                      5,032
Other accrued expenses                                                 223,623
------------------------------------------------------------------------------
Total liabilities                                                  269,639,247
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $2,934,055,991
==============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    6,730,801
Additional paid-in capital                                       2,812,768,274
Undistributed net investment income                                  3,634,463
Accumulated net realized gain (loss) (Note 7)                        2,150,350
Unrealized appreciation (depreciation) on investments (Note
   5)                                                              108,772,103
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $2,934,055,991
==============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                          $2,806,654,440
                                            Class B                          $  111,969,744
                                            Class C                          $   15,429,838
                                            Class Y                          $        1,969
Net asset value per share of outstanding
   capital stock:                           Class A shares    643,848,474    $         4.36
                                            Class B shares     25,692,873    $         4.36
                                            Class C shares      3,538,310    $         4.36
                                            Class Y shares            451    $         4.37
-------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  43

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest (Note 1)                                               $ 76,755,905
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 6,771,940
Distribution fee
   Class A                                                         3,642,842
   Class B                                                           599,180
   Class C                                                            82,404
Transfer agency fee
   Class A                                                           717,819
   Class B                                                            32,080
   Class C                                                             4,355
Administrative services fees and expenses                            949,264
Plan administration services fee -- Class Y                                1
Interest and fee expense (Note 1)                                  4,088,933
Compensation of board members                                         26,015
Custodian fees                                                        96,640
Printing and postage                                                  70,875
Registration fees                                                     42,075
Professional fees                                                     36,475
Other                                                                  9,282
----------------------------------------------------------------------------
Total expenses                                                    17,170,180
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                       (517,363)
----------------------------------------------------------------------------
                                                                  16,652,817
   Earnings and bank fee credits on cash balances (Note 2)          (176,086)
----------------------------------------------------------------------------
Total net expenses                                                16,476,731
----------------------------------------------------------------------------
Investment income (loss) -- net                                   60,279,174
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                 15,075,468
   Futures contracts                                              (1,518,287)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           13,557,181
Net change in unrealized appreciation (depreciation) on
   investments                                                   (73,120,993)
----------------------------------------------------------------------------
Net gain (loss) on investments                                   (59,563,812)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $    715,362
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 44 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                        MAY 31, 2007
                                                      SIX MONTHS ENDED    NOV. 30, 2006
                                                        (UNAUDITED)         YEAR ENDED
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   60,279,174     $  131,297,306
Net realized gain (loss) on investments                    13,557,181         (7,057,990)
Net change in unrealized appreciation (depreciation)
   on investments                                         (73,120,993)        65,394,391
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 715,362        189,633,707
----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                             (57,771,529)      (125,790,378)
      Class B                                              (1,922,233)        (4,973,198)
      Class C                                                (264,351)          (631,193)
      Class Y                                                     (41)               (80)
   Net realized gain
      Class A                                                      --        (20,075,761)
      Class B                                                      --         (1,102,138)
      Class C                                                      --           (134,324)
      Class Y                                                      --                (12)
----------------------------------------------------------------------------------------
Total distributions                                       (59,958,154)      (152,707,084)
----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                 64,229,991        144,687,932
   Class B shares                                           3,214,829          7,261,078
   Class C shares                                             820,455          1,717,328
Reinvestment of distributions at net asset value
   Class A shares                                          41,086,040        106,845,504
   Class B shares                                           1,462,056          4,741,662
   Class C shares                                             230,974            676,194
Payments for redemptions
   Class A shares                                        (284,290,731)      (705,013,941)
   Class B shares (Note 2)                                (17,328,610)       (76,158,823)
   Class C shares (Note 2)                                 (3,238,913)        (7,736,166)
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                          (193,813,909)      (522,979,232)
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  (253,056,701)      (486,052,609)
Net assets at beginning of period                       3,187,112,692      3,673,165,301
----------------------------------------------------------------------------------------
Net assets at end of period                            $2,934,055,991     $3,187,112,692
========================================================================================
Undistributed net investment income                    $    3,634,463     $    3,313,443
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to May 31, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Tax-Exempt Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Tax-Exempt Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests in municipal bonds and in other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax and is not subject to the alternative minimum tax (AMT). The Fund may invest in debt obligations the interest from which is subject to AMT. The Fund invests in medium and higher quality municipal bonds and other debt obligations. The Fund may also invest in lower-quality bonds which help to obtain a higher portfolio yield. Lower quality-bonds often called "junk bonds" include securities that are below investment grade, commonly defined as bonds receiving a Standard & Poor's rating below BBB or a Moody's rating below Baa or non-rated securities of comparable quality.

The Fund offers Class A, Class B and Class C shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

The following changes have been implemented for Class Y: terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from the account-based to asset-based, and adopting a plan administration services agreement. At June 9, 2007, Class Y shares were liquidated.

At May 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

 46 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  47

ILLIQUID SECURITIES

At May 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at May 31, 2007 was $5,638,820 representing 0.19% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At May 31, 2007, the Fund has entered into outstanding when-issued securities of $10,753,924 and other forward-commitments of $5,408,978.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------

 48 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

FUTURES TRANSACTIONS

To gain exposure or to protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

SWAP TRANSACTIONS

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or loss when the swap is terminated. The Fund did not enter into any swap agreements for the six months ended May 31, 2007.

--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  49

INVERSE FLOATER PROGRAM TRANSACTIONS

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the short-term floating rate notes to tender their notes at par, and (2) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the "Statement of assets and liabilities." The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The Fund's investments are held by the trusts and serve as collateral in short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trust at May 31, 2007, are presented in the "Investments in Securities." The inclusion of interest and fee expense related to the short-term floating rate notes corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. At May 31, 2007, the short-term floating rate notes outstanding were as follows:

         MARKET VALUE    SHORT-TERM
         OF MUNICIPAL   FLOATING RATE
          BONDS HELD        NOTES          RANGE OF
           IN TRUST      OUTSTANDING    INTEREST RATES
         ---------------------------------------------
         $380,674,185   $246,630,000     3.78%-3.90%

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------

 50 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  51

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.47% to 0.30% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended May 31, 2007, there were no expenses incurred for these particular items.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, the fee structure under the Transfer Agency Agreement was revised from an account-based fee to an asset-based fee for Class Y. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class Y shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

--------------------------------------------------------------------------------

 52 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for Class Y. The fee is calculated at a rate of 0.15% of the Fund's average daily net assets attributable to Class Y shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $629,773 for Class A, $64,997 for Class B and $988 for Class C for the six months ended May 31, 2007.

For the six months ended May 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs), such that net expenses were 0.79% for Class A, 1.54% for Class B, 1.54% for Class C and 0.63% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $280,678, $11,541, $1,587 and $1, respectively, and the management fees waived at the Fund level were $223,556. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs) will not exceed 0.79% for Class A, 1.55% for Class B, 1.55% for Class C and 0.64% for Class Y of the Fund's average daily net assets.

During the six months ended May 31, 2007, the Fund's custodian and transfer agency fees were reduced by $176,086 as a result of earnings and bank fee credits from overnight cash balances.

--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  53

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $713,935,273 and $887,842,970, respectively, for the six months ended May 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                          SIX MONTHS ENDED MAY 31, 2007
                                  CLASS A        CLASS B      CLASS C     CLASS Y
----------------------------------------------------------------------------------
Sold                              14,587,114       730,401      186,288         --
Issued for reinvested
 distributions                     9,347,102       332,739       52,485         --
Redeemed                         (64,572,894)   (3,939,606)    (735,962)        --
----------------------------------------------------------------------------------
Net increase (decrease)          (40,638,678)   (2,876,466)    (497,189)        --
----------------------------------------------------------------------------------

                                             YEAR ENDED NOV. 30, 2006
                                  CLASS A        CLASS B      CLASS C     CLASS Y
----------------------------------------------------------------------------------
Sold                              33,154,849     1,662,041      392,852         --
Issued for reinvested
 distributions                    24,449,161     1,085,575      154,694         --
Redeemed                        (161,411,400)  (17,496,435)  (1,770,243)        --
----------------------------------------------------------------------------------
Net increase (decrease)         (103,807,390)  (14,748,819)  (1,222,697)        --
----------------------------------------------------------------------------------

5. INTEREST RATE FUTURES CONTRACTS

At May 31, 2007, investments in securities included securities valued at $2,835,164 that were pledged as collateral to cover initial margin deposits on 1,458 open sale contracts. The notional market value of the open sale contracts at May 31, 2007 was $155,117,492 with a net unrealized gain of $3,297,089. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------

 54 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings under the facility outstanding during the six months ended May 31, 2007.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $9,460,668 at Nov. 30, 2006, that if not offset by capital gains will expire in 2014. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  55

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

--------------------------------------------------------------------------------

 56 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  57

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,           2007(H)             2006           2005           2004           2003
Net asset value, beginning of period     $4.44            $4.39          $4.42          $4.46          $4.38
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .09              .17            .18            .18            .20
Net gains (losses) (both realized
 and unrealized)                          (.08)             .08           (.04)          (.04)           .07
------------------------------------------------------------------------------------------------------------
Total from investment operations           .01              .25            .14            .14            .27
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income      (.09)            (.17)          (.17)          (.18)          (.19)
Distributions from realized gains           --             (.03)            --             --             --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.09)            (.20)          (.17)          (.18)          (.19)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $4.36            $4.44          $4.39          $4.42          $4.46
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $2,807           $3,042         $3,460         $3,914         $4,321
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets, excluding interest and
 fee expense(b)                           .79%(c),(d)        .79%(c)      .80%(c)        .80%           .79%
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets, including interest and
 fee expense(e)                          1.06%(c),(d)       1.05%(c)      .97%(c)        .89%           .91%
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      3.99%(d)         3.93%          3.89%          3.98%          4.46%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         24%              30%            30%            22%            44%
------------------------------------------------------------------------------------------------------------
Total return(f)                           .16%(g)         5.81%          3.25%          3.15%          6.39%
------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.82% excluding interest and fee expense and 1.09% including interest and fee expense for the six months ended May 31, 2007 and 0.83% and 0.81% excluding interest and fee expense and 1.09% and 0.98% including interest and fee expense for the years ended Nov. 30, 2006 and 2005, respectively.
(d)  Adjusted to an annual basis.
(e) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income. See Note 1 to the financial statements.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended May 31, 2007 (Unaudited).

--------------------------------------------------------------------------------

 58 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,         2007(H)              2006           2005           2004           2003
Net asset value, beginning of
 period                                 $4.44            $4.39          $4.41          $4.46          $4.38
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              .07              .14            .14            .15            .17
Net gains (losses) (both realized
 and unrealized)                         (.08)             .07           (.02)          (.05)           .07
-----------------------------------------------------------------------------------------------------------
Total from investment operations         (.01)             .21            .12            .10            .24
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.07)            (.13)          (.14)          (.15)          (.16)
Distributions from realized gains          --             (.03)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                      (.07)            (.16)          (.14)          (.15)          (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period          $4.36            $4.44          $4.39          $4.41          $4.46
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $112             $127           $190           $250           $319
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets, excluding interest and
 fee expense(b)                         1.54%(c),(d)       1.55%(c)     1.56%(c)       1.55%          1.55%
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets, including interest and
 fee expense(e)                         1.81%(c),(d)       1.81%(c)     1.73%(c)       1.64%          1.67%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets     3.23%(d)         3.15%          3.13%          3.23%          3.70%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)        24%              30%            30%            22%            44%
-----------------------------------------------------------------------------------------------------------
Total return(f)                         (.22%)(g)        5.01%          2.69%          2.14%          5.60%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.58% excluding interest and fee expense and 1.85% including interest and fee expense for the six months ended May 31, 2007 and 1.59% and 1.57% excluding interest and fee expense and 1.85% and 1.74% including interest and fee expense for the years ended Nov. 30, 2006 and 2005, respectively.
(d)  Adjusted to an annual basis.
(e) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income. See Note 1 to the financial statements.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended May 31, 2007 (Unaudited).

--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  59

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,         2007(H)                 2006           2005           2004           2003
Net asset value, beginning of
 period                                 $4.45               $4.39          $4.42          $4.46          $4.38
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              .07                 .14            .14            .15            .17
Net gains (losses) (both realized
 and unrealized)                         (.09)                .08           (.03)          (.04)           .07
--------------------------------------------------------------------------------------------------------------
Total from investment operations         (.02)                .22            .11            .11            .24
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.07)               (.13)          (.14)          (.15)          (.16)
Distributions from realized gains          --                (.03)            --             --             --
--------------------------------------------------------------------------------------------------------------
Total distributions                      (.07)               (.16)          (.14)          (.15)          (.16)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $4.36               $4.45          $4.39          $4.42          $4.46
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $15                 $18            $23            $28            $30
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets, excluding interest and
 fee expense(b)                         1.54%(c),(d)        1.55%(c)       1.56%(c)       1.55%          1.56%
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets, including interest and
 fee expense(e)                         1.81%(c),(d)        1.81%(c)       1.73%(c)       1.64%          1.68%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets     3.23%(d)            3.16%          3.13%          3.23%          3.70%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)        24%                 30%            30%            22%            44%
--------------------------------------------------------------------------------------------------------------
Total return(f)                         (.44%)(g)           5.25%          2.46%          2.37%          5.59%
--------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.58% excluding interest and fee expense and 1.85% including interest and fee expense for the six months ended May 31, 2007 and 1.59% and 1.57% excluding interest and fee expense and 1.85% and 1.74% including interest and fee expense for the years ended Nov. 30, 2006 and 2005, respectively.
(d)  Adjusted to an annual basis.
(e) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income. See Note 1 to the financial statements.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended May 31, 2007 (Unaudited).

--------------------------------------------------------------------------------

 60 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,          2007(H)            2006           2005           2004           2003
Net asset value, beginning of period     $4.45          $4.39          $4.42          $4.46          $4.38
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .09            .18            .18            .18            .21
Net gains (losses) (both realized
 and unrealized)                          (.08)           .08           (.03)          (.04)           .07
----------------------------------------------------------------------------------------------------------
Total from investment operations           .01            .26            .15            .14            .28
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income      (.09)          (.17)          (.18)          (.18)          (.20)
Distributions from realized gains           --           (.03)            --             --             --
----------------------------------------------------------------------------------------------------------
Total distributions                       (.09)          (.20)          (.18)          (.18)          (.20)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $4.37          $4.45          $4.39          $4.42          $4.46
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $--            $--            $--            $--            $--
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets, excluding interest and
 fee expense(b)                           .63%(c),(d)      .64%(c)      .65%(c)        .66%           .64%
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets, including interest and
 fee expense(e)                           .90%(c),(d)      .90%(c)      .82%(c)        .75%           .76%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      4.22%(d)       4.08%          3.98%          4.07%          4.44%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         24%            30%            30%            22%            44%
----------------------------------------------------------------------------------------------------------
Total return(f)                           .24%(g)       6.19%          3.38%          3.28%          6.51%
----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.73% excluding interest and fee expense and 1.00%, including interest and fee expense for the six months ended May 31, 2007 and 0.66% and 0.66% excluding interest and fee expense and 0.92% and 0.83% including interest and fee expense for the years ended Nov. 30, 2006 and 2005, respectively.
(d)  Adjusted to an annual basis.
(e) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income. See Note 1 to the financial statements.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended May 31, 2007 (Unaudited).

--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  61

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

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 62 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

--------------------------------------------------------------------------------

           RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT  63

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

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 64 RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2007 SEMIANNUAL REPORT

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

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

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

THROUGH THE RIVERSOURCE INVESTMENTS FAMILY OF FUNDS, YOU CAN BUILD A DIVERSIFIED PORTFOLIO THAT IS DESIGNED TO HELP YOU REACH YOUR GOALS.

GROWTH FUNDS
RiverSource Growth Fund
RiverSource Fundamental Growth Fund
RiverSource Disciplined Large Cap
   Growth Fund
RiverSource Mid Cap Growth Fund
RiverSource Aggressive Growth Fund
RiverSource Small Cap Growth Fund
Sector: RiverSource Global
   Technology Fund
BLEND FUNDS
RiverSource Disciplined Equity Fund
RiverSource Large Cap Equity Fund
RiverSource S&P 500 Index Fund*
RiverSource Disciplined Small and
   Mid Cap Equity Fund
RiverSource Small Cap Advantage
   Fund
RiverSource Small Company Index
   Fund
RiverSource Small Cap Equity Fund
Sector: RiverSource Precious Metals
   and Mining Fund
VALUE FUNDS
RiverSource Dividend Opportunity
   Fund
RiverSource Value Fund
RiverSource Fundamental Value Fund
RiverSource Equity Value Fund
RiverSource Large Cap Value Fund
RiverSource Diversified Equity
   Income Fund
RiverSource Select Value Fund
RiverSource Mid Cap Value Fund
RiverSource Disciplined Small Cap
   Value Fund
RiverSource Small Cap Value Fund
Sector: RiverSource Real Estate
   Fund
ASSET ALLOCATION FUNDS
RiverSource Portfolio Builder
   Conservative Fund
RiverSource Income Builder Basic
   Income Fund
RiverSource Income Builder Moderate
   Income Fund
RiverSource Income Builder Enhanced
   Income Fund
RiverSource Portfolio Builder
   Moderate Conservative Fund
RiverSource Portfolio Builder
   Moderate Fund
RiverSource Retirement Plus(SM)
   2010 Fund
RiverSource Balanced Fund
RiverSource Portfolio Builder
   Moderate Aggressive Fund
RiverSource Retirement Plus(SM)
   2015 Fund
RiverSource Strategic Allocation
   Fund
RiverSource Retirement Plus(SM)
   2020 Fund
RiverSource Portfolio Builder
   Aggressive Fund
RiverSource Retirement Plus(SM)
   2025 Fund
RiverSource Retirement Plus(SM)
   2030 Fund
RiverSource Retirement Plus(SM)
   2035 Fund
RiverSource Retirement Plus(SM)
   2040 Fund
RiverSource Retirement Plus(SM)
   2045 Fund
RiverSource Portfolio Builder Total
   Equity Fund

--------------------------------------------------------------------------------

THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

TAXABLE INCOME FUNDS
RiverSource Cash Management Fund**
RiverSource Short Duration U.S.
   Government Fund
RiverSource U.S. Government
   Mortgage Fund
RiverSource Inflation Protected
   Securities Fund
RiverSource Floating Rate Fund
RiverSource Limited Duration Bond
   Fund
RiverSource Core Bond Fund
RiverSource Diversified Bond Fund
RiverSource Strategic Income
   Allocation Fund
RiverSource Income Opportunities
   Fund
RiverSource High Yield Bond Fund
RiverSource Global Bond Fund
RiverSource Emerging Markets Bond
   Fund
TAX-EXEMPT FUNDS
RiverSource Tax-Exempt Money Market
   Fund**
RiverSource Intermediate Tax-Exempt
   Fund
RiverSource Tax-Exempt Bond Fund
RiverSource State Tax-Exempt Funds
RiverSource Tax-Exempt High Income
   Fund
GLOBAL/INTERNATIONAL FUNDS
RiverSource Global Equity Fund
RiverSource International Select
   Value Fund
RiverSource International Equity
   Fund
RiverSource Disciplined
   International Equity Fund
RiverSource International
   Opportunity Fund
RiverSource International Small Cap
   Fund
RiverSource International
   Aggressive Growth Fund
RiverSource European Equity Fund
RiverSource Emerging Markets Fund

You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus of any of the funds listed above, which contains this and other important information about the funds, contact your financial institution or visit riversource.com/funds. Read the prospectus carefully before investing.

Investment products, including shares of mutual funds, involve risks including possible loss of principal and fluctuation in value. Investing in certain funds involves special risks, such as those related to investments in foreign securities, small- and mid-capitalization stocks, fixed income securities (especially high-yield securities), and funds which focus their investments in a particular sector, such as real estate, technology and precious metals. See each fund's prospectus for specific risks associated with the fund.

 * "Standard & Poor's(R)," "S&P," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of the McGraw-Hill Companies, Inc. These trademarks have been licensed for use by Ameriprise Financial, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the fund.

** AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE
   FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A MONEY MARKET FUND SEEKS TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

--------------------------------------------------------------------------------

                                  THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

     RIVERSOURCE(R) TAX-EXEMPT HIGH INCOME FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus. RiverSource(R) mutual funds are
                                    distributed by RiverSource Distributors, Inc. and Ameriprise
                                    Financial Services, Inc., Members NASD, and managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6432 X (7/07)